UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-06136
HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)

4301 Wilson Boulevard, Arlington, VA 22203
(Address of principal executive offices) (zip code)
Tracey M. Todd
4301 Wilson Blvd.
Arlington, VA  22203
(Name and address of agent for service)
Copies to:
Amy Ward Pershkow, Esq.
Vedder Price P.C.
1401 New York Avenue
Washington, D.C. 20005
Registrant's telephone number, including area code:
800-258-3030
Date of fiscal year end:
December 31
Date of reporting period:
June 30, 2024
Item 1. Reports to Shareholders
Daily Income Fund
HDIXX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the Daily Income Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Daily Income Fund	$30	0.60%*
*	Annualized.
Fund Performance
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Daily Income Fund	4.86%	1.78%	1.10%
Daily Income Fund—excluding sales load	4.86%	1.78%	1.10%
The returns reflected in the above table represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit  https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$220,937,345
Total Number of Portfolio Holdings	68
7-Day Yield	5.34%
Weighted Average Maturity (Days)	33
Graphical Representation of Holdings
The table below reflects the investment diversification of the Fund shown as a percentage of total investments of the Fund.
Security Diversification
U.S. government and agency obligations	94.3%
Short-term and other assets*	5.7%
Total	100.0%
*	Represents investment in an unaffiliated U.S. government money market fund.
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, and statement of additional information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

Short-Term Government Securities Fund
HOXGX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the Short-Term Government Securities Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Short-Term Government Securities Fund	$37	0.75%*
*	Annualized.
Management's Discussion of Fund Performance
The Fund returned 0.97% for the six months ended June 30, 2024, outperforming its performance benchmark, the ICE BofA 1-5 Year U.S. Treasury Index, which returned 0.80%.
Key contributors to the Fund’s outperformance were its allocation to sectors not included in the performance benchmark, such as securities of agencies backed by the full faith and credit of the U.S. government, mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs), and asset-backed securities. The Fund benefited from strategic yield curve positioning and effective duration management.
The Fund’s underweight position in U.S. Treasuries and security selection generally detracted from performance, offsetting previous gains achieved through sector allocation and interest rate positioning.
During the period, the team strategically added to the Fund’s duration to benefit from interest rate volatility as inflation data delayed expected rate cuts to late 2024. By utilizing maturities and principal paydowns from agencies, the team increased allocations to CMOs and MBS.
Fund Performance
The following graph compares the account values at June 30 of each of the most recent 10 years of a $10,000 initial investment in 1) the Fund, 2) a regulatory benchmark, and 3) a performance benchmark.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Short-Term Government Securities Fund	4.53%	0.76%	0.94%
Short-Term Government Securities Fund—excluding sales load	4.53%	0.76%	0.94%
Regulatory Benchmark - Bloomberg U.S. Aggregate Index	2.63%	(0.23)%	1.35%
Performance Benchmark - ICE BofA 1-5 Year U.S. Treasury Index	4.16%	0.76%	1.15%
Due to SEC rules on shareholder reporting, the Fund adopted a new broad-based securities market index, referred to as the regulatory benchmark.  The Fund retained its previous benchmark as a secondary benchmark, referred to as the performance benchmark, because it more closely aligns with the Fund's investment strategy.
The returns reflected in the above table and chart represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit  https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030.
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$56,544,180
Total Number of Portfolio Holdings	98
Portfolio Turnover	269%
Weighted Average Maturity (Years)	2.89
Graphical Representation of Holdings
The table below reflects the investment diversification of the Fund shown as a percentage of total investments of the Fund.
Security Diversification
U.S. government and agency obligations	48.8%
Mortgage-backed securities	29.1%
Corporate bonds—government guaranteed	11.7%
Corporate bonds—other	4.5%
Asset-backed securities	3.7%
Short-term and other assets*	2.2%
Total	100.0%
*	Represents investment in an unaffiliated U.S. government money market fund.
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, statement of additional information and proxy voting information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

Short-Term Bond Fund
HOSBX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the Short-Term Bond Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Short-Term Bond Fund	$39	0.77%*
*	Annualized.
Management's Discussion of Fund Performance
The Fund returned 1.26% for the six months ended June 30, 2024, outperforming its performance benchmark, the ICE BofA 1-5 Year U.S. Corporate/Government Index, which returned 1.09%.
Key contributors to the Fund’s outperformance were its allocations to asset-backed securities, corporate bonds (both financials and industrials), collateralized mortgage obligations (CMOs), and mortgage-backed securities (MBS), which contributed significantly as investment-grade credit spreads narrowed. The Fund benefited from strategic yield curve positioning and effective duration management.
The Fund’s underweight position in U.S. Treasuries and security selection generally detracted from performance. Security selection had a slight negative impact, offsetting previous gains from sector allocation and interest rate positioning.
During the period, the team strategically added to the Fund’s duration to benefit from interest rate volatility as inflation data delayed expected rate cuts to late 2024. Allocations to corporate bonds, CMOs, and MBS were increased while reducing allocations to U.S. Treasuries, to improve yield and capitalize on market opportunities.
Fund Performance
The following graph compares the account values at June 30 of each of the most recent 10 years of a $10,000 initial investment in 1) the Fund, 2) a regulatory benchmark, and 3) a performance benchmark.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Short-Term Bond Fund	4.94%	1.17%	1.45%
Short-Term Bond Fund—excluding sales load	4.94%	1.17%	1.45%
Regulatory Benchmark - Bloomberg U.S. Aggregate Index	2.63%	(0.23)%	1.35%
Performance Benchmark - ICE BofA 1-5 Year Corp./Gov. Index	4.77%	1.06%	1.45%
Due to SEC rules on shareholder reporting, the Fund adopted a new broad-based securities market index, referred to as the regulatory benchmark.  The Fund retained its previous benchmark as a secondary benchmark, referred to as the performance benchmark, because it more closely aligns with the Fund's investment strategy.
The returns reflected in the above table and chart represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit  https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030.
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$433,162,274
Total Number of Portfolio Holdings	279
Portfolio Turnover	199%
Weighted Average Maturity (Years)	2.84
Graphical Representation of Holdings
The table below reflects the investment diversification of the Fund shown as a percentage of total investments of the Fund.
Security Diversification
Corporate bonds—other	37.7%
U.S. government and agency obligations	22.7%
Asset-backed securities	13.4%
Mortgage-backed securities	12.8%
Yankee bonds	11.5%
Corporate bonds—government guaranteed	0.7%
Municipal bonds	0.5%
Short-term and other assets	0.7%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, statement of additional information and proxy voting information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

Stock Index Fund
HSTIX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the Stock Index Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Stock Index Fund	$24	0.45%*
*	Annualized.
Stock Index Fund operates as a feeder fund with all of its assets invested in the BlackRock S&P 500 Index Master Portfolio ("Master Portfolio"). The expense table reflects the expenses of both the feeder fund and the Master Portfolio.
Management's Discussion of Fund Performance
The Fund returned 7.23% for the six months ended June 30, 2024, trailing its benchmark index, the Standard & Poor’s (“S&P”) 500® Index, which returned 8.01%.
In the first quarter of 2024, equity markets in the United States continued to build off momentum from the last quarter of 2023. These robust gains were largely driven from continued investor optimism around companies involved in artificial intelligence (AI) development. Strong earnings reports also helped buoy U.S. indices, such as the S&P 500, to all-time highs throughout the first quarter of 2024. Fears of a "valuation bubble" began to emerge later in the quarter given the strong appreciation of technology stocks but strong earnings reports helped mitigate these concerns.
In the second quarter of 2024, the S&P 500 continued to notch new all-time highs, pushing the index above 5,450 points in June 2024. Investor optimism from better-than-expected earnings in AI-related technology stocks helped continue the rally in the large-cap market. From a Global Industry Classification Standard sector perspective, information technology (13.81%), communication services (9.37%), and utilities (4.66%) were among the best performers, while materials (-4.50%), industrials (-2.89%), and energy (-2.42%) were among the worst performers.
Fund Performance
The following graph compares the account values at June 30 of each of the most recent 10 years of a $10,000 initial investment in the Fund and a broad-based securities market index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Stock Index Fund	24.01%	14.49%	12.27%
Stock Index Fund—excluding sales load	24.01%	14.49%	12.27%
S&P 500 Index	24.56%	15.05%	12.86%
The returns reflected in the above table and chart represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit  https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030.
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$250,649,714
Total Number of Portfolio Holdings	507
Portfolio Turnover	4%
Both the number of portfolio holdings and portfolio turnover represent the holdings and portfolio turnover of the Master Portfolio in which the Stock Index Fund is fully invested.
Graphical Representation of Holdings
The tables below reflect the investment diversification and top 10 holdings of the Fund, shown as a percentage of total investments of the Fund.
Sector Diversification
Information technology	32.2%
Financials	13.0%
Health care	11.6%
Consumer discretionary	9.9%
Communication	9.3%
Industrials	8.1%
Consumer staples	5.7%
Energy	3.6%
Utilities	2.2%
Materials	2.3%
Real estate	2.1%
Total	100%
Top 10 Holdings
Microsoft Corp.	7.2%
NVIDIA Corp.	6.6%
Apple, Inc.	6.6%
Alphabet, Inc.	4.2%
Amazon.com, Inc.	3.8%
Meta Platforms, Inc.	2.4%
Berkshire Hathaway, Inc.	1.6%
Eli Lilly and Co.	1.6%
Broadcom Inc.	1.5%
JPMorgan Chase & Co.	1.3%
Total	36.8%
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, statement of additional information and proxy voting information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

Value Fund
HOVLX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the Value Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Value Fund	$33	0.64%*
*	Annualized.
Management's Discussion of Fund Performance
The Fund returned 9.88% for the six months ended June 30, 2024, outperforming its performance benchmark, the Russell 1000 Value Index, which returned 6.62%.
There were two major themes during the period: the potential timing of the Federal Reserve to cut interest rates and the increased enthusiasm over artificial intelligence (AI).
Sector allocation was negative during the period, primarily from overweights in the health care and consumer discretionary sectors. An overweight to the industrial sector had a slightly positive effect. Stock selection was good during the six-month period particularly within the telecommunications and technology sectors. Meta Platform’s outperformance was driven by continued strong user engagement and investor enthusiasm for the potential benefits AI could have on its business.
Negatively impacting performance was Ulta Beauty, a specialty retailer of beauty products, which saw its revenue growth slow more than expected. Also detracting from performance was Centene, a managed care organization that continues to face membership enrollment challenges in its core Medicaid business.
Fund Performance
The following graph compares the account values at June 30 of each of the most recent 10 years of a $10,000 initial investment in 1) the Fund, 2) a regulatory benchmark, and 3) a performance benchmark.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Value Fund	19.84%	11.63%	10.36%
Value Fund—excluding sales load	19.84%	11.63%	10.36%
Regulatory Benchmark - S&P 500 Index	24.56%	15.05%	12.86%
Performance Benchmark - Russell 1000 Value Index	13.06%	9.01%	8.23%
Due to SEC rules on shareholder reporting, the Fund adopted a new broad-based securities market index, referred to as the regulatory benchmark.  The Fund retained its previous benchmark as a secondary benchmark, referred to as the performance benchmark, because it more closely aligns with the Fund's investment strategy.
The returns reflected in the above table and chart represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit  https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030.
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$1,011,917,316
Total Number of Portfolio Holdings	48
Portfolio Turnover	6%
Graphical Representation of Holdings
The tables below reflect the investment diversification and the top 10 holdings of the Fund, shown as a percentage of total investments of the Fund.
Sector Diversification
Financials	21.0%
Health care	17.3%
Industrials	17.2%
Information technology	9.1%
Communication services	8.5%
Energy	7.5%
Consumer discretionary	7.3%
Materials	6.1%
Real estate	4.0%
Consumer staples	0.7%
Short-term and other assets	1.3%
Total	100.0%
Top 10 Holdings
JPMorgan Chase & Co.	4.2%
Parker-Hannifin Corp.	4.0%
Meta Platforms, Inc.	3.6%
Honeywell International, Inc.	3.5%
Goldman Sachs Group, Inc.	3.4%
Alphabet, Inc.	3.1%
AbbVie Inc.	3.0%
Lam Research Corp.	3.0%
Fiserv, Inc.	2.9%
Boston Scientific Corp.	2.8%
Total	33.5%
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, statement of additional information and proxy voting information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

Growth Fund
HNASX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the Growth Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Growth Fund	$46	0.84%*
*	Annualized.
Management's Discussion of Fund Performance
The Fund returned 21.78% for the six months ended June 30, 2024, outperforming its performance benchmark, the Russell 1000 Growth Index, which returned 20.70%. Broadly speaking, both security selection and sector allocation drove relative performance.
The consumer discretionary sector contributed significantly to relative results due to favorable security selection. Shares of Amazon.com traded higher during the period as the company’s ongoing improvement in retail operations and acceleration in its Amazon Web Services segment fueled investor optimism.
An underweight allocation to and favorable stock selection in the industrials and business services sector also aided relative performance. Howmet Aerospace is a supplier of highly engineered materials for use in aerospace, defense, automotive, and industrial end markets. Shares climbed higher during the period, supported by consecutive better-than-anticipated earnings releases that included consensus-topping revenue growth and margin expansion across most of the company’s business segments, despite facing headwinds in the aerospace end market.
An overweight allocation to the communication services sector further contributed to relative returns. We continue to find attractive opportunities in communication services companies with innovative business models that we believe can take advantage of transformational change, such as Meta Platforms, which posted double-digit returns during the period.
In contrast, the financials sector was a notable detractor from relative performance due to an overweight exposure and security selection. Our out-of-benchmark position in Global Payments, which we eliminated during the period, detracted. Shares of the electronic payments company fell in the wake of its relatively in-line quarterly results in May, driven by growing investor concerns over the company’s margin trajectory.
Unfavorable stock choices and an overweight allocation to the health care sector, including our significant position in UnitedHealth Group, also hindered relative returns. Shares traded lower as the company faced several headwinds in the first half of the year, including higher-than-expected medical costs, lower-than-expected initial Medicare Advantage rates for 2025, a federal antitrust investigation, and a data breach at one of its subsidiaries. We remain constructive on the Fund’s position in UnitedHealth Group as we believe its ability to provide durable growth is underappreciated by the market and view the company as well positioned, thanks, in part, to its leadership in the fast-growing Medicare Advantage market.
Fund Performance
The following graph compares the account values at June 30 of each of the most recent 10 years of a $10,000 initial investment in 1) the Fund, 2) a regulatory benchmark, and 3) a performance benchmark.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Growth Fund	36.94%	16.15%	15.45%
Growth Fund—excluding sales load	36.94%	16.15%	15.45%
Regulatory Benchmark - S&P 500 Index	24.56%	15.05%	12.86%
Performance Benchmark - Russell 1000 Growth Index	33.48%	19.34%	16.33%
Due to SEC rules on shareholder reporting, the Fund adopted a new broad-based securities market index, referred to as the regulatory benchmark.  The Fund retained its previous benchmark as a secondary benchmark, referred to as the performance benchmark, because it more closely aligns with the Fund's investment strategy.
The returns reflected in the above table and chart represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit  https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030.
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$372,990,918
Total Number of Portfolio Holdings	54
Portfolio Turnover	9%
Graphical Representation of Holdings
The tables below reflect the investment diversification and the top 10 holdings of the Fund, shown as a percentage of total investments of the Fund.
Sector Diversification
Information technology	45.1%
Health care	14.4%
Communication services	14.3%
Consumer discretionary	12.5%
Financials	8.9%
Industrials	2.9%
Consumer staples	0.8%
Energy	0.6%
Short-term and other assets	0.5%
Total	100.0%
Top 10 Holdings
Microsoft Corp.	13.4%
NVIDIA Corp.	10.7%
Amazon.com, Inc.	7.8%
Alphabet, Inc.	7.2%
Apple, Inc.	6.6%
Meta Platforms, Inc.	4.7%
Intuit, Inc.	3.2%
UnitedHealth Group, Inc.	3.1%
Mastercard Inc.	2.9%
Eli Lilly & Co.	2.6%
Total	62.2%
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, statement of additional information and proxy voting information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

International Equity Fund
HISIX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the International Equity Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
International Equity Fund	$57	1.15%*
*	Annualized.
Management's Discussion of Fund Performance
The Fund returned 0.86% for the six months ended June 30, 2024, trailing its benchmark index, the MSCI EAFE Index, which returned 5.34%.
By sector, poor performing stocks in health care significantly detracted from the Fund’s relative returns. Within health care, Japanese biopharma holdings Chugai Pharmaceutical and Shionogi weighed on returns, with Shionogi disclosing that its candidate weight-loss drug showed less favorable results in clinical trials than currently available treatments, while Chugai shares sagged on a competitor’s potential drug to challenge the dominance of Hemlibra, Chugai’s hemophilia treatment. Genmab lagged on expense worries, although it reported progress on its cancer drugs in the pipeline. Not owning Novo Nordisk, the weight-loss drugmaker, hurt relative returns.
Our holdings in information technology also detracted from returns, despite strong performance from Taiwan Semiconductor, whose shares continued to soar on sustained demand for AI-related chips for NVIDIA and others. Dassault Systemes and Infineon Technologies were two of the portfolio’s top five detractors in the first half of 2024. Shares of Infineon clawed back some of this drop in the second quarter, and SAP also rose after the company provided more details about AI features coming to its enterprise management software and suggested cloud customer uptake is accelerating.
Viewed by geography, we had poor relative returns in Japan and Europe, both outside the eurozone and inside the eurozone. Strong performing stocks in Canada and the portfolio’s modest exposure to emerging markets, which are not held in the index, contributed to relative performance. In Japan conglomerate Sony, stood out as the biggest detractor following the release of its first-quarter results, which revealed PS5 console sales falling short of expectations despite a price reduction aimed at boosting sales. In Canada, financial services and insurance provider Manulife was a significant contributor.
Fund Performance
The following graph compares the account values at June 30 of each of the most recent 10 years of a $10,000 initial investment in the Fund and a broad-based securities market index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
International Equity Fund	5.23%	6.24%	4.67%
International Equity Fund—excluding sales load	5.23%	6.24%	4.67%
MSCI®EAFE®Index	11.54%	6.46%	4.33%
Performance information for the International Equity Fund reflects its performance as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015, as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015 to January 8, 2016, and after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period-end.
The returns reflected in the above table and chart represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030.
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$87,315,208
Total Number of Portfolio Holdings	50
Portfolio Turnover	7%
Graphical Representation of Holdings
The tables below reflect the investment diversification and the top 10 holdings of the Fund, shown as a percentage of total investments of the Fund.
Country Diversification
Japan	16.0%
Germany	12.2%
France	9.8%
Britain	9.6%
Sweden	9.3%
Switzerland	8.5%
Canada	8.0%
Singapore	4.0%
Denmark	3.7%
Spain	3.1%
Taiwan	2.1%
Australia	2.1%
United States of America	2.1%
Hong Kong	1.8%
Republic of South Korea	1.5%
Netherlands	1.3%
India	1.0%
China	1.0%
Russia	0.0%
Indonesia	0.3
Short-term and other assets	2.6%
Total	100.0%
Top 10 Holdings
Shell PLC	4.2%
Manulife Financial Corp.	4.0%
DBS Group Holdings Ltd.	4.0%
Schneider Electric SE	3.6%
Allianz SE REG	3.5%
Roche Holding AG REG	3.3%
Chugai Pharmaceutical Co., Ltd.	3.3%
SAP SE ADR	3.2%
Haleon PLC	3.2%
Banco Bilboa Vizcaya Argentaria SA	3.1%
Total	35.4%
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, statement of additional information and proxy voting information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

Small-Company Stock Fund
HSCSX
Semi-Annual Shareholder Report | June 30, 2024
This semi-annual shareholder report contains important information about the Small-Company Stock Fund ("Fund") for the period of January 1, 2024, to June 30, 2024.  You can find additional information about the Fund at https://www.homesteadfunds.com/fund-literature/.  You can also request this information by contacting us at 800.258.3030.
What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Small-Company Stock Fund	$55	1.09%*
*	Annualized.
Management's Discussion of Fund Performance
The Fund returned 1.48% for the six months ended June 30, 2024, slightly underperforming its performance benchmark, the Russell 2000 Index, which returned 1.73%.
Negative stock selection, particularly in the consumer discretionary sector, was the primary driver of the Fund’s underperformance. Malibu Boats, Inc., manufacturer of recreational boats, and ARKO Corp., operators of convenience stores and wholesalers of fuel, were the worst detractors, as higher interest rates and inflation pressure weighed on certain areas of consumer spending. Malibu Boats, Inc. experienced a sharp revenue decline for its recreational powerboat products following several years of surging demand. ARKO Corp. saw deteriorating merchandise and fuel sales at its rural convenience stores.
Overweight sector allocations in information technology and industrials, coupled with strong selection in the latter, positively impacted the Fund’s returns. Comfort Systems USA, Inc., a leading mechanical and electrical engineering services provider, was the top performer – reporting continued strength in data center and semiconductor fabrication construction activity with record backlog levels. Medpace Holdings, Inc., a clinical research organization, delivered another strong quarter driven by market share gains and exposure to the fast-growing biotechnology segment, while significant profitability improvements boosted earnings growth.
Fund Performance
The following graph compares the account values at June 30 of each of the most recent 10 years of a $10,000 initial investment in 1) the Fund, 2) a regulatory benchmark, and 3) a performance benchmark.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Small-Company Stock Fund	8.09%	8.16%	5.72%
Small-Company Stock Fund—excluding sales load	8.09%	8.16%	5.72%
Regulatory Benchmark - S&P 500 Index	24.56%	15.05%	12.86%
Performance Benchmark - Russell 2000 Index	10.06%	6.94%	7.00%
Due to SEC rules on shareholder reporting, the Fund adopted a new broad-based securities market index, referred to as the regulatory benchmark.  The Fund retained its previous benchmark as a secondary benchmark, referred to as the performance benchmark, because it more closely aligns with the Fund's investment strategy.
The returns reflected in the above table and chart represent past performance, which is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
To obtain the most recent month-end returns, please visit  https://www.homesteadfunds.com/solutions/performance-prices/ or call 800.258.3030.
Key Fund Statistics
The following table reflects important key statistics as of June 30, 2024.
Fund Net Assets	$235,315,257
Total Number of Portfolio Holdings	52
Portfolio Turnover	7%
Graphical Representation of Holdings
The tables below reflect the investment diversification and the top 10 holdings of the Fund, shown as a percentage of total investments of the Fund.
Sector Diversification
Industrials	25.8%
Information technology	17.4%
Health care	15.4%
Financials	15.0%
Energy	8.5%
Consumer discretionary	6.9%
Materials	6.7%
Real estate	3.1%
Short-term and other assets	1.2%
Total	100.0%
Top 10 Holdings
Applied Industrial Technologies, Inc.	4.0%
Federal Signal Corp.	3.9%
Medpace Holdings, Inc.	3.8%
Integer Holdings Corp.	3.8%
Altair Engineering Inc.	3.7%
Comfort Systems USA, Inc.	3.6%
Summit Materials, Inc.	3.5%
Descartes Systems Group Inc. (The)	3.2%
Avient Corp.	3.2%
Atkore Inc.	3.1%
Total	35.8%
Availability of Additional Information
You can find additional information about the Fund such as its prospectus, financial information, holdings, statement of additional information and proxy voting information at https://www.homesteadfunds.com/fund-literature/. You can also request this information free of charge by contacting us at 800.258.3030.

Item 2. Code of Ethics

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrant.

Item 6. Investments

(a) The complete schedule of investments is included in the financial statements filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Financial Statements and Other Information
June 30, 2024
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
International Equity Fund (HISIX)
Small-Company Stock Fund (HSCSX)

Notes to Financial Statements	50
Changes In and Disagreements with Accountants	60
Proxy Disclosures	61
Renumeration Paid to Directors, Officers, and Others	62
Basis for the Board's Approval of Investment Advisory Contract	63
Appendix — S&P 500 Index Master Portfolio	64

Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

Portfolio of Investments
Daily Income Fund  |  June 30, 2024  |  (Unaudited)

U.S. Government & Agency Obligations | 94.3% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	5.50%(a)	08/08/24	$500,000	$500,000
Federal Farm Credit Bank	5.46(a)	08/27/24	2,000,000	2,000,000
Federal Farm Credit Bank	5.41(a)	09/06/24	2,000,000	2,000,000
Federal Farm Credit Bank	5.48(a)	11/22/24	4,000,000	4,000,000
Federal Farm Credit Bank	5.47(a)	12/18/24	1,000,000	1,000,000
Federal Farm Credit Bank	5.48(a)	12/30/24	500,000	500,000
Federal Farm Credit Bank	5.49(a)	03/07/25	2,000,000	2,000,000
Federal Farm Credit Bank	5.44(a)	05/13/25	2,000,000	2,000,000
Federal Farm Credit Bank	5.52(a)	05/28/25	500,000	500,000
Federal Farm Credit Bank	5.52(a)	05/30/25	1,000,000	1,000,000
Federal Farm Credit Bank	5.45(a)	07/18/25	1,000,000	1,000,000
Federal Farm Credit Bank	5.53(a)	08/13/25	750,000	750,000
Federal Farm Credit Bank	5.54(a)	08/22/25	500,000	500,000
Federal Farm Credit Bank	5.56(a)	11/28/25	500,000	500,000
Federal Farm Credit Bank	5.56(a)	12/01/25	500,000	500,000
Federal Farm Credit Bank	5.55(a)	12/15/25	1,000,000	1,000,000
Federal Farm Credit Bank	5.55(a)	01/12/26	500,000	500,000
Federal Farm Credit Bank	5.55(a)	01/29/26	500,000	500,000
Federal Farm Credit Bank	5.49(a)	02/02/26	1,500,000	1,500,000
Federal Farm Credit Bank	5.49(a)	02/12/26	1,000,000	1,000,000
Federal Farm Credit Bank	5.52(a)	03/12/26	1,000,000	1,000,000
Federal Farm Credit Bank	5.49(a)	05/21/26	500,000	500,000
Federal Farm Credit Bank	5.50(a)	06/03/26	1,000,000	1,000,000
Federal Home Loan Bank	5.00	02/10/17	1,000,000	970,382
Federal Home Loan Bank	5.50	08/12/24	1,000,000	999,958
Federal Home Loan Bank	5.27	11/01/24	2,000,000	1,965,697
Federal Home Loan Bank	5.52(a)	01/03/25	1,300,000	1,299,990
Federal Home Loan Bank	5.03	01/10/25	1,500,000	1,500,000
Federal Home Loan Bank	5.53(a)	03/24/25	1,200,000	1,199,912
Federal Home Loan Bank	5.54(a)	07/24/25	1,000,000	1,000,000
Federal Home Loan Bank	5.56(a)	08/08/25	770,000	769,937
Federal Home Loan Bank	5.54(a)	08/22/25	500,000	500,000
Federal Home Loan Bank	5.48(a)	09/19/25	1,000,000	1,000,000
Federal Home Loan Bank	5.55(a)	12/08/25	2,000,000	2,000,000
Federal Home Loan Bank	5.55(a)	12/11/25	750,000	750,000
Federal Home Loan Bank	5.59(a)	01/14/26	500,000	500,000
Federal Home Loan Bank	5.53(a)	02/09/26	500,000	500,000
Federal Home Loan Bank	5.50(a)	05/13/26	500,000	500,000
Federal National Mortgage Association	5.50(a)	06/18/26	500,000	500,000
U.S. Treasury Bill	5.38	07/02/24	20,000,000	19,997,072
U.S. Treasury Bill	5.39	07/05/24	14,000,000	13,991,802
U.S. Treasury Bill	5.38	07/09/24	30,000,000	29,964,856
U.S. Treasury Bill	5.19	07/18/24	3,000,000	2,992,952
U.S. Treasury Bill	5.35	07/23/24	30,000,000	29,903,842
U.S. Treasury Bill	5.24	07/25/24	2,000,000	1,993,307
U.S. Treasury Bill	5.37	07/30/24	4,000,000	3,983,604
U.S. Treasury Bill	5.20	08/01/24	1,000,000	995,707
U.S. Treasury Bill	5.26	08/08/24	2,000,000	1,989,360
U.S. Treasury Bill	5.36	08/13/24	15,000,000	14,906,108
U.S. Treasury Bill	5.28	08/15/24	2,000,000	1,987,337
U.S. Treasury Bill	5.38	08/20/24	20,000,000	19,853,889
U.S. Treasury Bill	5.31	09/12/24	1,500,000	1,484,468
U.S. Treasury Bill	5.07	11/29/24	2,250,000	2,204,690
U.S. Treasury Bill	4.84	12/26/24	3,000,000	2,931,841
U.S. Treasury Bill	4.81	01/23/25	2,000,000	1,947,699
U.S. Treasury Bill	5.00	02/20/25	1,500,000	1,453,739
U.S. Treasury Bill	5.11	03/20/25	750,000	723,347
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Daily Income Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
U.S. Government & Agency Obligations | 94.3% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
U.S. Treasury Bill	5.19%	05/15/25	$500,000	$478,217
U.S. Treasury Note	0.38	08/15/24	1,200,000	1,192,745
U.S. Treasury Note	1.50	10/31/24	3,500,000	3,460,528
U.S. Treasury Note	5.45(a)	10/31/24	1,000,000	999,675
U.S. Treasury Note	0.75	11/15/24	1,500,000	1,476,386
U.S. Treasury Note	2.25	11/15/24	2,000,000	1,979,152
U.S. Treasury Note	5.51(a)	01/31/25	3,000,000	2,999,274
U.S. Treasury Note	5.48(a)	04/30/25	2,000,000	1,999,776
U.S. Treasury Note	5.48(a)	10/31/25	1,500,000	1,500,000
U.S. Treasury Note	5.46(a)	04/30/26	1,000,000	999,868
Total U.S. Government & Agency Obligations
(Cost $212,097,117)				212,097,117
Money Market Fund | 5.7% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	5.25(b)		12,824,242	12,824,242
Total Money Market Fund
(Cost $12,824,242)				12,824,242
Total Investments in Securities
(Cost $224,921,359) | 100.0%				$224,921,359
(a)	Variable coupon rate as of June 30, 2024.
(b)	7-day yield at June 30, 2024.
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Government Securities Fund  |  June 30, 2024  |  (Unaudited)

U.S. Government & Agency Obligations | 48.8% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Export-Import Bank of the U.S.	1.90%	07/12/24	$80,169	$80,073
Export-Import Bank of the U.S.	1.73	09/18/24	196,383	194,636
Export-Import Bank of the U.S.	1.58	11/16/24	24,075	23,820
Export-Import Bank of the U.S.	2.54	07/13/25	59,630	58,645
Export-Import Bank of the U.S.	2.63	04/29/26	83,333	80,841
Export-Import Bank of the U.S.	2.33	01/14/27	123,749	115,423
Export-Import Bank of the U.S.	2.37	03/19/27	337,555	322,998
Federal Farm Credit Banks Funding Corp.	2.25	01/14/30	150,000	132,507
U.S. Department of Housing & Urban Development	5.77	08/01/26	46,000	46,029
U.S. International Development Finance Corp.	0.00(a)	07/17/25	1,000,000	976,828
U.S. International Development Finance Corp.	0.00(a)	01/17/26	700,000	742,125
U.S. International Development Finance Corp.	1.11	05/15/29	714,286	648,552
U.S. International Development Finance Corp.	2.36	10/15/29	1,304,821	1,212,637
U.S. International Development Finance Corp.	1.05	10/15/29	1,304,821	1,167,836
U.S. International Development Finance Corp.	1.24	08/15/31	1,175,675	1,031,838
U.S. Treasury Note	4.88	05/31/26	3,790,000	3,797,698
U.S. Treasury Note	4.50	05/15/27	10,800,000	10,785,656
U.S. Treasury Note	4.50	05/31/29	6,015,000	6,055,883
Total U.S. Government & Agency Obligations
(Cost $27,956,307)				27,474,025

Mortgage-Backed Securities | 29.1% of portfolio

GNMA 21-8	1.00	01/20/50	468,124	356,540
GNMA 22-177	5.00	05/20/48	1,213,143	1,202,481
GNMA 23-128	5.75	08/20/47	565,828	566,067
GNMA 23-22EA	5.00	09/20/49	758,035	748,064
GNMA 23-22EC	5.00	01/20/51	588,510	580,250
GNMA 23-4	5.00	07/20/49	408,613	403,084
GNMA 23-59	5.00	11/20/41	499,927	495,014
GNMA 23-84KA	5.50	06/20/42	282,024	279,746
GNMA 24-1	5.50	08/20/48	953,047	941,758
GNMA 24-11	5.00	09/20/50	491,483	482,544
GNMA 24-43	5.50	08/20/48	1,376,940	1,379,609
GNMA 24-59	5.50	01/20/51	693,957	692,531
GNMA 786428	4.00	06/20/52	975,322	888,642
GNMA 786576	4.50	09/20/52	188,004	176,283
GNMA 787194	7.50	12/20/53	497,800	508,581
GNMA 787238	7.50	02/20/54	996,553	1,018,137
GNMA 787291	7.50	03/20/54	1,246,690	1,273,691
GNMA 787343	7.50	04/20/54	748,618	764,861
GNMA CK0445	4.00	02/15/52	308,328	285,960
GNMA CV1215	7.00	07/20/53	117,116	119,262
GNMA CW8493	8.00	11/20/53	397,542	407,292
GNMA CW8495	7.50	11/20/53	496,865	507,496
GNMA CZ5438	7.00	01/20/54	995,995	1,014,849
GNMA II POOL 786948	7.00	09/20/53	249,547	254,266
GNMA MA8017	2.50	05/20/37	570,135	512,788
GNMA MA8880	6.00	05/20/53	86,300	86,714
GNMA MA8917	5.00	06/20/38	443,823	438,769
Total Mortgage-Backed Securities
(Cost $16,550,231)				16,385,279

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2024  |
(Unaudited)  |  (Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 11.7% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Consumer Discretionary | 0.1%
Ethiopian Leasing (2012) LLC	2.68%	07/30/25	$24,212	$23,820
Total Consumer Discretionary				23,820
Energy | 5.7%
Petroleos Mexicanos	2.38	04/15/25	162,100	156,129
Petroleos Mexicanos	2.46	12/15/25	260,250	246,647
Reliance Industries Ltd.	2.06	01/15/26	1,081,600	1,054,182
Reliance Industries Ltd.	1.87	01/15/26	1,393,684	1,347,032
Reliance Industries Ltd.	2.44	01/15/26	437,895	426,611
Total Energy				3,230,601
Financials | 5.9%
CES MU2 LLC	1.99	05/13/27	1,003,330	951,478
Durrah MSN 35603	1.68	01/22/25	142,591	140,762
Export Lease Eleven Co. LLC	5.87(b)	07/30/25	23,972	24,006
HNA 2015 LLC	2.29	06/30/27	159,390	150,976
HNA 2015 LLC	2.37	09/18/27	89,506	84,741
KE Export Leasing 2013-A LLC	5.85(b)	02/25/25	469,798	470,106
Lulwa Ltd.	1.89	02/15/25	285,049	280,851
Lulwa Ltd.	1.83	03/26/25	90,004	88,387
MSN 41079 and 41084 Ltd.	1.72	07/13/24	194,019	193,755
MSN 41079 and 41084 Ltd.	1.63	12/14/24	90,703	89,463
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	177,913	174,585
Rimon LLC	2.45	11/01/25	67,500	65,996
Salmon River Export LLC	2.19	09/15/26	337,535	326,071
Sandalwood 2013 LLC	2.84	07/10/25	95,187	93,863
Sandalwood 2013 LLC	2.82	02/12/26	150,487	146,774
Santa Rosa Leasing LLC	1.69	08/15/24	5,318	5,290
Santa Rosa Leasing LLC	1.47	11/03/24	45,633	45,217
Total Financials				3,332,321
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $6,802,582)				6,586,742

Corporate Bonds–Other | 4.5% of portfolio

Consumer Discretionary | 0.3%
United Airlines 2019-2AA PT	2.70	05/01/32	161,589	139,793
Total Consumer Discretionary				139,793
Financials | 2.5%
American Express Co.	5.10(b)	02/16/28	200,000	199,109
Athene Global Funding (c)	5.52	03/25/27	200,000	200,477
Bank of America Corp.	4.83(b)	07/22/26	200,000	198,072
Blue Owl Credit Income Corp.	3.13	09/23/26	250,000	231,756
Discover Bank	4.65	09/13/28	250,000	240,074
Goldman Sachs Bank USA	5.41(b)	05/21/27	250,000	249,586
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	100,000	93,153
Total Financials				1,412,227
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2024  |
(Unaudited)  |  (Continued)
Corporate Bonds–Other | 4.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Information Technology | 0.4%
Amphenol Corp.	4.75%	03/30/26	$200,000	$198,336
Total Information Technology				198,336
Real Estate | 0.4%
Realty Income Corp.	2.10	03/15/28	250,000	224,017
Total Real Estate				224,017
Utilities | 0.9%
American Water Capital Corp.	2.80	05/01/30	200,000	176,076
Metropolitan Edison Co. (c)	5.20	04/01/28	150,000	149,865
PacifiCorp	5.10	02/15/29	200,000	199,864
Total Utilities				525,805
Total Corporate Bonds–Other
(Cost $2,530,306)				2,500,178
Asset-Backed Securities | 3.7% of portfolio

Avant Loans Funding Trust 22-REV1 (c)	6.54	09/15/31	73,754	73,718
Chase Auto Owner Trust 24-2A (c)	5.52	06/25/29	150,000	150,918
First Investors Auto Owner Trust 21-2A (c)	0.48	03/15/27	7,920	7,874
Frontier Issuer 23-1A (c)	6.60	08/20/53	450,000	452,701
GLS Auto Select Receivables Trust 24-1A (c)	5.24	03/15/30	236,150	235,072
Gracie Point International Funding 23-2A (c)	7.60(b)	03/01/27	60,655	60,833
LAD Auto Receivables Trust 21-1 (c)	1.30	08/17/26	7,638	7,615
LAD Auto Receivables Trust 23-2 (c)	5.93	06/15/27	48,285	48,331
Oasis Securitisation 22-2A (c)	6.85	10/15/34	87,190	87,048
Oasis Securitisation 23-1A (c)	7.00	02/15/35	101,766	101,571
Santander Drive Auto Receivables Trust 22-5	4.43	03/15/27	100,000	99,390
Santander Drive Auto Receivables Trust 28	5.25	04/17/28	100,000	99,578
Subway Funding LLC 24-1A (c)	6.03	07/30/54	150,000	151,334
T-Mobile US Trust 22-1A (c)	4.91	05/22/28	150,000	149,188
Westgate Resorts 22-1A (c)	2.29	08/20/36	115,291	110,695
Westlake Automobile Receivables Trust 24-1A (c)	5.55	11/15/27	250,000	248,961
Total Asset-Backed Securities
(Cost $2,070,717)				2,084,827
Money Market Fund | 2.2% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	5.25(d)		1,245,592	1,245,592
Total Money Market Fund
(Cost $1,245,592)				1,245,592
Total Investments in Securities
(Cost $57,155,735) | 100.0%				$56,276,643
(a)	Zero coupon rate, purchased at a discount.
(b)	Variable coupon rate as of June 30, 2024.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $2,236,201 and represents 4.0% of total investments.
(d)	7-day yield at June 30, 2024.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2024  |
(Unaudited)  |  (Continued)
LLC -Limited Liability Company
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  June 30, 2024  |  (Unaudited)

Corporate Bonds–Other | 37.7% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Communication Services | 0.7%
Comcast Corp.	4.55%	01/15/29	$500,000	$492,098
Sprint Spectrum Co. LLC (a)	4.74	03/20/25	375,000	372,654
T-Mobile USA Inc.	4.80	07/15/28	910,000	897,637
Warnermedia Holdings Inc.	3.76	03/15/27	1,355,000	1,286,465
Total Communication Services				3,048,854
Consumer Discretionary | 5.3%
Daimler Trucks Financial N.A. LLC (a)	5.15	01/16/26	1,000,000	994,577
Daimler Trucks Financial N.A. LLC (a)	5.00	01/15/27	915,000	908,365
Daimler Trucks Financial N.A. LLC (a)	5.13	09/25/27	1,110,000	1,104,822
Daimler Trucks Financial N.A. LLC (a)	5.13	09/25/29	890,000	883,479
Ford Motor Credit Co. LLC	4.27	01/09/27	915,000	881,647
Ford Motor Credit Co. LLC	2.90	02/10/29	883,000	778,545
Hyundai Capital America (a)	5.80	06/26/25	920,000	920,692
Hyundai Capital America (a)	5.50	03/30/26	1,365,000	1,363,561
Hyundai Capital America (a)	5.30	03/19/27	745,000	743,129
Hyundai Capital America (a)	5.60	03/30/28	1,035,000	1,041,863
Hyundai Capital America (a)	5.35	03/19/29	465,000	464,270
Hyundai Capital America (a)	5.80	04/01/30	1,360,000	1,384,464
Marriott International Inc.	4.90	04/15/29	500,000	494,666
Nissan Motor Acceptance Corp. (a)	2.45	09/15/28	1,365,000	1,183,773
Ross Stores Inc.	0.88	04/15/26	1,730,000	1,599,345
United Airlines 2019-2AA PT	2.70	05/01/32	3,175,218	2,746,928
US Airways 2012 2A PTT	4.63	06/03/25	911,995	901,636
US Airways 2013 1A PTT	3.95	11/15/25	2,090,115	2,041,237
Volkswagen Group of America Finance LLC (a)	5.30	03/22/27	930,000	930,250
Volkswagen Group of America Finance LLC (a)	5.25	03/22/29	1,395,000	1,386,194
Total Consumer Discretionary				22,753,443
Consumer Staples | 3.0%
7-Eleven, Inc. (a)	0.95	02/10/26	800,000	744,847
Altria Group Inc.	6.20	11/01/28	1,395,000	1,446,554
Bimbo Bakeries USA Inc. (a)	6.05	01/15/29	695,000	714,338
Campbell Soup Co.	5.20	03/21/29	910,000	910,530
JBS USA Food Co.	2.50	01/15/27	3,364,000	3,130,027
Kenvue Inc.	5.05	03/22/28	465,000	467,539
Philip Morris International Inc.	4.75	02/12/27	1,195,000	1,185,299
Philip Morris International Inc.	5.13	11/17/27	805,000	804,814
Philip Morris International Inc.	4.88	02/15/28	1,060,000	1,050,755
Philip Morris International Inc.	4.88	02/13/29	2,275,000	2,249,651
Total Consumer Staples				12,704,354
Energy | 1.9%
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	2,000,000	1,996,658
Marathon Oil Corp.	4.40	07/15/27	1,277,000	1,248,574
Phillips 66 Co.	1.30	02/15/26	1,500,000	1,404,121
Phillips 66 Co.	4.95	12/01/27	1,780,000	1,775,052
Targa Resources Corp.	5.20	07/01/27	1,670,000	1,666,781
Total Energy				8,091,186
Financials | 16.5%
American Express Co.	4.99(b)	05/01/26	870,000	864,946
American Express Co.	5.10(b)	02/16/28	1,750,000	1,742,202
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 37.7% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 16.5% (Continued)
Antares Holdings LP (a)	3.95%	07/15/26	$335,000	$316,697
Antares Holdings LP (a)	2.75	01/15/27	1,000,000	908,481
Athene Global Funding (a)	5.62	05/08/26	890,000	890,645
Athene Global Funding (a)	5.52	03/25/27	1,960,000	1,964,674
Athene Global Funding (a)	5.58	01/09/29	805,000	808,257
Bank of America Corp.	1.32(b)	06/19/26	2,100,000	2,012,239
Bank of America Corp.	4.83(b)	07/22/26	2,770,000	2,743,293
Bank of America Corp.	1.20(b)	10/24/26	920,000	867,889
Bank of America Corp.	4.95(b)	07/22/28	1,955,000	1,939,287
Bank of America Corp.	6.20(b)	11/10/28	565,000	581,853
Blue Owl Capital Corp. III	3.13	04/13/27	888,000	812,387
Blue Owl Credit Income Corp.	3.13	09/23/26	2,135,000	1,979,202
Citigroup Inc.	7.00	12/01/25	2,000,000	2,039,818
Citigroup Inc.	5.17(b)	02/13/30	2,290,000	2,276,660
Discover Bank	4.65	09/13/28	1,110,000	1,065,929
F&G Global Funding (a)	1.75	06/30/26	2,500,000	2,298,909
Fifth Third Bancorp	6.34(b)	07/27/29	1,000,000	1,025,088
GA Global Funding Trust (a)	2.25	01/06/27	2,370,000	2,191,271
General Motors Financial Co., Inc.	5.40	04/06/26	465,000	463,942
Goldman Sachs Bank USA	5.41(b)	05/21/27	1,230,000	1,227,964
Goldman Sachs Group, Inc.	2.64(b)	02/24/28	930,000	867,403
Goldman Sachs Group, Inc.	3.62(b)	03/15/28	2,857,000	2,731,797
Goldman Sachs Group, Inc.	5.73(b)	04/25/30	1,340,000	1,363,793
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	910,000	847,692
J.P. Morgan Chase & Co.	5.04(b)	01/23/28	915,000	910,048
J.P. Morgan Chase & Co.	5.57(b)	04/22/28	2,235,000	2,253,097
J.P. Morgan Chase & Co.	4.85(b)	07/25/28	890,000	880,882
J.P. Morgan Chase & Co.	6.09(b)	10/23/29	820,000	847,241
M&T Bank Corp.	7.41(b)	10/30/29	1,800,000	1,893,907
Manufacturers and Traders Trust Co.	4.65	01/27/26	1,040,000	1,020,920
Metropolitan Life Global Funding I (a)	4.85	01/08/29	455,000	451,127
Morgan Stanley	4.68(b)	07/17/26	1,190,000	1,178,337
Morgan Stanley	3.13	07/27/26	925,000	884,336
Morgan Stanley	1.51(b)	07/20/27	865,000	799,696
Morgan Stanley	5.45(b)	07/20/29	1,390,000	1,398,574
Morgan Stanley Bank N.A.	4.95(b)	01/14/28	3,435,000	3,409,132
Morgan Stanley Direct Lending Fund (a)	6.15	05/17/29	445,000	435,320
Owl Rock Technology Finance Corp.	2.50	01/15/27	632,000	568,356
Pacific Life Global Funding II (a)	5.50	07/18/28	1,385,000	1,403,125
PNC Financial Services Group Inc. (The)	5.30(b)	01/21/28	1,380,000	1,378,102
PNC Financial Services Group Inc. (The)	5.58(b)	06/12/29	465,000	470,087
Principal Life Global Funding II (a)	5.00	01/16/27	915,000	911,833
Regions Financial Corp.	5.72(b)	06/06/30	1,090,000	1,089,349
Santander Holdings USA, Inc.	2.49(b)	01/06/28	1,000,000	921,551
Santander Holdings USA, Inc.	6.50(b)	03/09/29	460,000	468,538
SCE Recovery Funding LLC	0.86	11/15/31	1,359,033	1,161,147
Truist Financial Corp.	6.05(b)	06/08/27	925,000	931,479
Truist Financial Corp.	5.44(b)	01/24/30	2,440,000	2,433,645
Wells Fargo & Co.	3.53(b)	03/24/28	915,000	872,771
Wells Fargo & Co.	5.71(b)	04/22/28	1,105,000	1,114,562
Wells Fargo & Co.	4.81(b)	07/25/28	2,140,000	2,110,435
Wells Fargo & Co.	6.30(b)	10/23/29	465,000	482,536
Wells Fargo & Co.	5.20(b)	01/23/30	1,595,000	1,588,303
Total Financials				71,100,754
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 37.7% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Health Care | 1.8%
AbbVie Inc.	4.80%	03/15/27	$915,000	$910,894
AbbVie Inc.	4.80	03/15/29	455,000	453,241
AstraZeneca Finance LLC	4.85	02/26/29	1,365,000	1,362,266
Bayer US Finance LLC (a)	6.25	01/21/29	1,144,000	1,168,110
Baylor Scott & White Holdings	0.83	11/15/25	1,000,000	934,852
Medtronic Global Holdings SCA	4.25	03/30/28	925,000	903,804
Pfizer Investment Enterprises Pte Ltd.	4.45	05/19/28	885,000	869,506
Solventum Corp. (a)	5.45	02/25/27	455,000	454,556
Solventum Corp. (a)	5.40	03/01/29	915,000	912,208
Total Health Care				7,969,437
Industrials | 3.0%
Air Lease Corp.	5.30	06/25/26	445,000	443,439
American Airlines Group Inc.	3.60	03/22/29	2,425,046	2,299,227
American Airlines Group Inc.	3.95	01/11/32	865,000	798,849
BNSF Railway Co. (a)	3.44	06/16/28	726,968	691,297
Boeing Co. (The)	2.20	02/04/26	1,900,000	1,785,763
Boeing Co. (The) (a)	6.26	05/01/27	225,000	226,521
Boeing Co. (The) (a)	6.30	05/01/29	225,000	228,163
Delta Air Lines, Inc. (a)	7.00	05/01/25	965,000	972,299
ERAC USA Finance LLC (a)	4.60	05/01/28	925,000	910,372
Federal Express Corp. 20-1	1.88	02/20/34	2,063,816	1,712,103
John Deere Capital Corp.	4.95	07/14/28	915,000	915,960
Regal Rexnord Corp.	6.05	02/15/26	370,000	370,907
Regal Rexnord Corp.	6.05	04/15/28	460,000	465,526
United Rentals (North America) Inc. (a)	6.00	12/15/29	1,105,000	1,109,883
Total Industrials				12,930,309
Information Technology | 0.4%
Amphenol Corp.	4.75	03/30/26	935,000	927,219
Avnet Inc.	6.25	03/15/28	610,000	625,886
Total Information Technology				1,553,105
Materials | 0.9%
Celanese US Holdings LLC	6.17	07/15/27	1,330,000	1,349,838
EIDP Inc.	4.50	05/15/26	1,390,000	1,370,227
Newmont Corp. (a)	5.30	03/15/26	1,000,000	999,666
Total Materials				3,719,731
Real Estate | 0.5%
Extra Space Storage LP	5.70	04/01/28	460,000	465,144
Realty Income Corp.	2.10	03/15/28	1,998,000	1,790,342
Total Real Estate				2,255,486
Utilities | 3.7%
American Water Capital Corp.	2.80	05/01/30	2,830,000	2,491,484
CenterPoint Energy Houston Electric LLC	5.20	10/01/28	1,850,000	1,865,443
Consumers Energy Co.	4.60	05/30/29	456,000	448,635
DTE Electric Co.	4.85	12/01/26	1,000,000	999,316
Exelon Corp.	5.15	03/15/28	830,000	828,106
Florida Power & Light Co.	4.45	05/15/26	465,000	459,345
Florida Power & Light Co.	5.05	04/01/28	625,000	627,296
Florida Power & Light Co.	4.40	05/15/28	465,000	456,707
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 37.7% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Utilities | 3.7% (Continued)
Metropolitan Edison Co. (a)	5.20%	04/01/28	$1,330,000	$1,328,800
OGE Energy Corp.	5.45	05/15/29	445,000	448,410
Pacific Gas & Electric Co.	4.55	07/01/30	1,390,000	1,317,230
PacifiCorp	5.10	02/15/29	2,305,000	2,303,436
San Diego Gas & Electric Co.	4.95	08/15/28	1,400,000	1,393,556
Southern California Edison Co.	5.30	03/01/28	440,000	440,778
Wisconsin Electric Power Co.	5.00	05/15/29	445,000	445,779
Total Utilities				15,854,321
Total Corporate Bonds–Other
(Cost $164,150,028)				161,980,980
U.S. Government & Agency Obligations | 22.7% of portfolio

Federal Farm Credit Banks Funding Corp.	2.25	01/14/30	1,423,000	1,257,051
U.S. International Development Finance Corp.	0.67(c)	04/23/29	1,230,000	1,210,714
U.S. International Development Finance Corp.	2.36	10/15/29	551,287	512,339
U.S. International Development Finance Corp.	1.05	10/15/29	792,679	709,460
U.S. Treasury Note	4.88	05/31/26	42,940,000	43,027,222
U.S. Treasury Note	4.50	05/15/27	46,366,000	46,304,420
U.S. Treasury Note	4.63	06/15/27	2,825,000	2,833,166
U.S. Treasury Note	4.50	05/31/29	1,627,000	1,638,059
Total U.S. Government & Agency Obligations
(Cost $97,630,860)				97,492,431

Asset-Backed Securities | 13.4% of portfolio

American Credit Acceptance Receivables Trust 23-4A (a)	6.20	06/14/27	754,045	754,792
Avant Credit Card Master Trust 21-1A (a)	1.37	04/15/27	2,500,000	2,447,130
Avant Loans Funding Trust 22-REV1 (a)	6.54	09/15/31	1,622,585	1,621,786
Carvana Auto Receivables Trust 24-P1 (a)	5.05	04/10/29	1,130,000	1,123,727
Chase Auto Owner Trust 24-2A (a)	5.52	06/25/29	950,000	955,812
Colony American Finance Ltd. 21-2 (a)	1.41	07/15/54	687,674	626,735
CoreVest American Finance 20-4 (a)	1.17	12/15/52	487,643	462,195
CoreVest American Finance 21-1 (a)	1.57	04/15/53	885,976	823,065
CoreVest American Finance 21-3 (a)	2.49	10/15/54	2,480,000	2,274,909
Daimler Trucks Retail Trust 24-1	5.56	07/15/31	1,675,000	1,687,871
Exeter Automobile Receivables Trust 22-1A	2.56	06/15/28	1,486,997	1,470,442
FIC Funding 21-1 (a)	1.13	04/15/33	330,763	326,168
First Investors Auto Owner Trust 21-2A (a)	0.48	03/15/27	97,022	96,457
Firstkey Homes Trust 22-SFR2 (a)	4.25	07/17/39	967,891	935,768
Ford Credit Auto Lease Trust 20-A	5.06	05/15/27	930,000	926,282
Frontier Issuer 23-1A (a)	6.60	08/20/53	3,400,000	3,420,406
Frontier Issuer 23-1B (a)	8.30	08/20/53	2,340,000	2,400,852
FRTKL 21-SFR1 (a)	1.57	09/17/38	970,000	886,424
GLS Auto Select Receivables Trust 24-1A (a)	5.24	03/15/30	873,755	869,765
GM Financial Automobile Leasing Trust 24-1	5.09	03/22/27	1,810,000	1,801,307
Gracie Point International Funding 23-2A (a)	7.60(b)	03/01/27	536,794	538,376
Gracie Point International Funding 24-1A (a)	7.05(b)	03/01/28	2,045,000	2,053,017
Honda Auto Receivables Owner Trust 24-1	5.21	08/15/28	3,180,000	3,181,581
John Deere Owner Trust 23-A	5.01	11/15/27	900,000	895,895
John Deere Owner Trust 23-B	5.18	03/15/28	650,000	648,563
LAD Auto Receivables Trust 21-1 (a)	1.30	08/17/26	46,340	46,198
LAD Auto Receivables Trust 23-2 (a)	5.93	06/15/27	410,423	410,814
Longtrain Leasing III LLC 2015-1 (a)	2.98	01/15/45	265,577	263,048
NP SPE II LLC 17-1 (a)	3.37	10/21/47	198,696	190,193
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Asset-Backed Securities | 13.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Oasis Securitisation 22-2A (a)	6.85%	10/15/34	$623,153	$622,141
Oasis Securitisation 23-1A (a)	7.00	02/15/35	704,223	702,872
Oportun Funding 21-A (a)	1.21	03/08/28	312,587	303,317
Oportun Funding 21-B (a)	1.47	05/08/31	2,084,296	1,972,832
Oscar US Funding Trust 24-1 (a)	5.54	02/10/28	1,885,000	1,885,600
Progress Residential Trust 21-SFR8 (a)	1.51	10/17/38	1,312,100	1,201,510
Progress Residential Trust 22-SFR3 (a)	3.20	04/17/39	909,054	856,133
Santander Drive Auto Receivables Trust 22-5	4.43	03/15/27	1,260,000	1,252,314
Santander Drive Auto Receivables Trust 24-1	5.23	12/15/28	685,000	681,228
Santander Drive Auto Receivables Trust 24-2	5.63	11/15/28	675,000	677,332
Santander Drive Auto Receivables Trust 28	5.25	04/17/28	525,000	522,784
SBA Tower Trust (a)	2.84	01/15/25	4,445,000	4,366,928
SBA Tower Trust (a)	1.88	01/15/26	355,000	333,856
SBA Tower Trust (a)	6.60	01/15/28	775,000	790,941
Subway Funding LLC 24-1A (a)	6.03	07/30/54	490,000	494,356
SVC ABS LLC 23-1A (a)	5.15	02/20/53	456,933	439,164
T-Mobile US Trust 22-1A (a)	4.91	05/22/28	1,780,000	1,770,368
Volkswagen Auto Lease Trust 24-A	5.21	06/21/27	785,000	784,140
Westgate Resorts 22-1A (a)	2.29	08/20/36	538,026	516,576
Westgate Resorts 24-1A (a)	6.06	01/20/38	1,300,000	1,298,360
Westgate Resorts 24-1B (a)	6.56	01/20/38	1,080,000	1,078,034
Westlake Automobile Receivables Trust 24-1A (a)	5.55	11/15/27	1,020,000	1,015,762
Total Asset-Backed Securities
(Cost $58,223,744)				57,706,126
Mortgage-Backed Securities | 12.8% of portfolio

FHLMC 780754	6.09(b)	08/01/33	474	481
FNMA 813842	7.27(b)	01/01/35	1,561	1,583
GNMA 21-8	1.00	01/20/50	1,767,323	1,346,059
GNMA 22-177	5.00	05/20/48	4,994,801	4,950,903
GNMA 23-128	5.75	08/20/47	2,022,834	2,023,689
GNMA 23-22EA	5.00	09/20/49	2,894,815	2,856,736
GNMA 23-22EC	5.00	01/20/51	1,455,582	1,435,152
GNMA 23-4	5.00	07/20/49	747,763	737,643
GNMA 23-59	5.00	11/20/41	1,553,941	1,538,668
GNMA 23-84KA	5.50	06/20/42	1,880,158	1,864,976
GNMA 24-1	5.50	08/20/48	6,452,126	6,375,700
GNMA 24-11	5.00	09/20/50	2,162,523	2,123,196
GNMA 24-43	5.50	08/20/48	3,442,351	3,449,022
GNMA 24-59	5.50	01/20/51	5,073,361	5,062,934
GNMA 786576	4.50	09/20/52	921,219	863,786
GNMA 787194	7.50	12/20/53	2,060,892	2,105,527
GNMA 787238	7.50	02/20/54	2,267,159	2,316,261
GNMA 787291	7.50	03/20/54	2,877,361	2,939,679
GNMA 787343	7.50	04/20/54	1,447,327	1,478,732
GNMA CK0445	4.00	02/15/52	2,162,151	2,005,295
GNMA CV1215	7.00	07/20/53	800,583	815,251
GNMA CW8493	8.00	11/20/53	988,887	1,013,138
GNMA CW8494	7.50	11/20/53	2,117,773	2,163,085
GNMA CW8495	7.50	11/20/53	1,182,540	1,207,841
GNMA CZ5438	7.00	01/20/54	1,992,748	2,030,469
GNMA MA8017	2.50	05/20/37	1,410,134	1,268,296
GNMA MA8917	5.00	06/20/38	992,116	980,818
Total Mortgage-Backed Securities
(Cost $55,504,827)				54,954,920

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Yankee Bonds | 11.5% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
AerCap Holdings NV	6.10%	01/15/27	$500,000	$507,334
Avolon Holdings Funding Ltd. (a)	5.50	01/15/26	1,225,000	1,215,288
Avolon Holdings Funding Ltd. (a)	2.75	02/21/28	607,000	545,317
BAE Systems PLC (a)	5.00	03/26/27	1,115,000	1,106,779
BAE Systems PLC (a)	5.13	03/26/29	1,115,000	1,110,035
Banco Bilbao Vizcaya Argentaria SA	5.38	03/13/29	1,400,000	1,404,627
Banco Santander SA	6.53(b)	11/07/27	400,000	409,145
Banco Santander SA	5.59	08/08/28	1,400,000	1,412,952
Barclays PLC	7.33(b)	11/02/26	1,410,000	1,434,589
Barclays PLC	5.83(b)	05/09/27	855,000	856,254
Barclays PLC	5.67(b)	03/12/28	1,360,000	1,362,075
BNP Paribas (a)	1.32(b)	01/13/27	700,000	653,420
BPCE SA (a)	5.98(b)	01/18/27	610,000	610,396
BPCE SA (a)	5.20	01/18/27	1,375,000	1,370,578
Danske Bank AS (a)	5.43(b)	03/01/28	1,365,000	1,365,858
Delta and SkyMiles IP Ltd. (a)	4.50	10/20/25	389,999	385,276
Delta and SkyMiles IP Ltd. (a)	4.75	10/20/28	2,000,000	1,947,816
Deutsche Bank AG	1.69	03/19/26	295,000	277,509
Electricite de France SA (a)	5.70	05/23/28	500,000	505,044
Electricite de France SA (a)	5.65	04/22/29	2,230,000	2,249,485
Enel Finance International NV (a)	5.13	06/26/29	445,000	438,061
Hyundai Capital Services Inc. (a)	5.13	02/05/27	2,305,000	2,284,954
ING Groep NV	5.34(b)	03/19/30	1,065,000	1,060,836
Korea Expressway Corp. (a)	5.00	05/14/27	2,165,000	2,162,424
Korea National Oil Corp. (a)	4.75	04/03/26	500,000	495,529
Lloyds Banking Group PLC	4.72(b)	08/11/26	750,000	741,374
Macquarie Airfinance Holdings Ltd. (a)	6.40	03/26/29	500,000	508,458
Macquarie Group Ltd. (a)	1.34(b)	01/12/27	2,500,000	2,340,122
Mizuho Financial Group Inc. (a)	3.48	04/12/26	750,000	725,787
Nationwide Building Society (a)	2.97(b)	02/16/28	1,500,000	1,405,951
Natwest Group PLC	5.85(b)	03/02/27	765,000	766,788
Nutrien Ltd.	4.90	03/27/28	925,000	914,146
Roche Holdings Inc. (a)	5.34	11/13/28	2,536,000	2,577,452
Royal Bank of Canada	4.88	01/19/27	1,140,000	1,132,443
Santander UK Group Holdings PLC	6.83(b)	11/21/26	460,000	466,136
Santander UK Group Holdings PLC	6.53(b)	01/10/29	1,005,000	1,032,400
Saudi Arabian Oil Co. (a)	1.63	11/24/25	500,000	473,521
Saudi Arabian Oil Co. (a)	3.50	04/16/29	1,360,000	1,262,855
Societe Generale (a)	5.52(b)	01/19/28	1,155,000	1,140,447
Societe Generale (a)	5.63(b)	01/19/30	455,000	448,782
Sumitomo Mitsui Financial Group Inc.	5.46	01/13/26	1,810,000	1,809,814
Svenska Handelsbanken AB (a)	5.25	06/15/26	460,000	460,554
Svenska Handelsbanken AB (a)	5.50	06/15/28	2,060,000	2,073,092
Triton Container International Ltd. (a)	2.05	04/15/26	1,390,000	1,295,762
Var Energi ASA (a)	7.50	01/15/28	595,000	625,707
Total Yankee Bonds
(Cost $49,677,976)				49,373,172

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.7% of portfolio

Energy | 0.7%
Petroleos Mexicanos	5.94(b)	04/15/25	2,345,000	2,322,058
Petroleos Mexicanos	2.46	12/15/25	65,850	62,408
Reliance Industries Ltd.	1.87	01/15/26	633,895	612,676
Total Energy				2,997,142
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | Less than 0.1%
MSN 41079 and 41084 Ltd.	1.72%	07/13/24	$54,848	$54,773
MSN 41079 and 41084 Ltd.	1.63	12/14/24	119,865	118,225
Santa Rosa Leasing LLC	1.69	08/15/24	20,231	20,127
Total Financials				193,125
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $3,238,946)				3,190,267
Municipal Bonds | 0.5% of portfolio

Arizona | 0.5%
Glendale Arizona	1.45	07/01/26	1,000,000	933,748
Glendale Arizona	1.72	07/01/27	1,235,000	1,129,941
Total Arizona				2,063,689
Total Municipal Bonds
(Cost $2,235,000)				2,063,689
Money Market Fund | 0.7% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	5.25(d)		3,141,902	3,141,902
Total Money Market Fund
(Cost $3,141,902)				3,141,902
Total Investments in Securities
(Cost $433,803,283) | 100.0%				$429,903,487
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $113,684,629 and represents 26.4% of total investments.
(b)	Variable coupon rate as of June 30, 2024.
(c)	Interest is paid at maturity.
(d)	7-day yield at June 30, 2024.
LLC -Limited Liability Company
N.A. -North America
LP -Limited Partnership
SCA -Société en Commandite par Actions
Pte -Private Limited Company
ABS -Asset-Backed Security
FHLMC -Federal Home Loan Mortgage Corporation
NV -Naamloze Vennottschap
PLC -Public Limited Company
SA -Sociedad Anonima or Societe Anonyme
AS -Anonim Sirket
AG -Aktiengesellschaft
AB -Aktiebolag
ASA -Allmennaksjeselskap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)

Corporate Bonds–Other | 34.4% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Communication Services | 0.8%
Sprint Spectrum Co. LLC (a)	4.74%	03/20/25	$84,375	$83,847
T-Mobile US, Inc.	3.00	02/15/41	200,000	143,108
Warnermedia Holdings Inc.	4.05	03/15/29	190,000	175,464
Warnermedia Holdings Inc.	4.28	03/15/32	190,000	165,837
Warnermedia Holdings Inc.	5.05	03/15/42	285,000	231,822
Warnermedia Holdings Inc.	5.14	03/15/52	180,000	140,149
Warnermedia Holdings Inc.	5.39	03/15/62	190,000	148,290
Total Communication Services				1,088,517
Consumer Discretionary | 3.6%
Block Financial Corp.	2.50	07/15/28	145,000	129,947
Expedia Group, Inc.	4.63	08/01/27	330,000	324,030
Ford Motor Credit Co. LLC	2.90	02/10/29	225,000	198,384
Ford Motor Credit Co. LLC	6.05	03/05/31	200,000	200,223
General Motors Financial Co., Inc.	4.35	01/17/27	150,000	146,102
Hyundai Capital America (a)	5.50	03/30/26	380,000	379,599
Hyundai Capital America (a)	5.65	06/26/26	290,000	290,645
Hyundai Capital America (a)	5.60	03/30/28	290,000	291,923
Hyundai Capital America (a)	5.80	04/01/30	490,000	498,814
Lowe`s Companies, Inc.	5.85	04/01/63	205,000	199,825
Nissan Motor Acceptance Corp. (a)	2.45	09/15/28	435,000	377,246
Ross Stores Inc.	0.88	04/15/26	495,000	457,616
Tractor Supply Co.	1.75	11/01/30	100,000	81,310
United Airlines 2019-2AA PT	2.70	05/01/32	848,341	733,912
US Airways 2013 1A PTT	3.95	11/15/25	228,171	222,835
Volkswagen Group of America Finance LLC (a)	5.60	03/22/34	325,000	323,164
Total Consumer Discretionary				4,855,575
Consumer Staples | 2.7%
7-Eleven Inc. (a)	1.30	02/10/28	60,000	52,284
7-Eleven Inc. (a)	1.80	02/10/31	60,000	48,059
7-Eleven Inc. (a)	2.80	02/10/51	135,000	80,464
BAT Capital Corp.	5.83	02/20/31	630,000	638,882
Campbell Soup Co.	2.38	04/24/30	250,000	215,113
J.M Smucker Co. (The)	6.50	11/15/53	375,000	402,973
JBS USA Food Co.	3.00	02/02/29	335,000	298,866
JBS USA Food Co.	4.38	02/02/52	530,000	396,100
Kenvue Inc.	5.20	03/22/63	85,000	80,236
Philip Morris International Inc.	4.88	02/15/28	230,000	227,994
Philip Morris International Inc.	5.13	02/15/30	260,000	259,065
Philip Morris International Inc.	5.13	02/13/31	380,000	375,968
Philip Morris International Inc.	5.75	11/17/32	310,000	316,489
Smithfield Foods, Inc. (a)	2.63	09/13/31	340,000	272,012
Total Consumer Staples				3,664,505
Energy | 2.9%
Boardwalk Pipelines LP	5.63	08/01/34	130,000	127,748
BP Capital Markets America Inc.	4.81	02/13/33	110,000	106,640
BP Capital Markets America Inc.	2.77	11/10/50	210,000	129,067
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	180,000	179,699
Cheniere Corpus Christi Holdings LLC	3.70	11/15/29	39,000	36,036
Cheniere Corpus Christi Holdings LLC	2.74	12/31/39	170,000	136,654
Cheniere Energy Inc. (a)	5.65	04/15/34	130,000	130,103
Cheniere Energy Partners LP	5.95	06/30/33	105,000	106,464
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Corporate Bonds–Other | 34.4% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Energy | 2.9% (Continued)
Energy Transfer Operating LP	3.75%	05/15/30	$318,000	$292,530
Energy Transfer Operating LP	6.00	06/15/48	420,000	404,702
Entergy Arkansas, LLC	5.15	01/15/33	205,000	202,801
Marathon Oil Corp.	4.40	07/15/27	360,000	351,986
Midwest Connector Capital Co. LLC (a)	4.63	04/01/29	205,000	198,989
MPLX LP	1.75	03/01/26	80,000	75,177
MPLX LP	2.65	08/15/30	245,000	211,125
National Oilwell Varco, Inc.	3.60	12/01/29	112,000	103,017
Phillips 66	2.15	12/15/30	260,000	217,178
Phillips 66	5.30	06/30/33	300,000	296,442
Targa Resources Corp.	5.20	07/01/27	260,000	259,499
Targa Resources Corp.	6.50	02/15/53	305,000	320,421
Total Energy				3,886,278
Financials | 12.3%
Ally Financial Inc.	6.99(b)	06/13/29	205,000	212,723
American Express Co.	4.99(b)	05/01/26	250,000	248,548
Antares Holdings LP (a)	3.95	07/15/26	375,000	354,511
Athene Global Funding (a)	2.95	11/12/26	120,000	113,050
Athene Holding Ltd.	3.95	05/25/51	300,000	214,545
Bank of America Corp.	4.83(b)	07/22/26	740,000	732,865
Bank of America Corp.	1.20(b)	10/24/26	200,000	188,672
Bank of America Corp.	4.95(b)	07/22/28	525,000	520,780
Bank of America Corp.	6.20(b)	11/10/28	150,000	154,474
Bank of America Corp.	2.50(b)	02/13/31	263,000	227,324
Bank of America Corp.	5.02(b)	07/22/33	445,000	434,952
Blue Owl Capital Corp. III	3.13	04/13/27	267,000	244,265
Blue Owl Credit Income Corp.	3.13	09/23/26	518,000	480,200
Citigroup Inc.	5.17(b)	02/13/30	390,000	387,728
Citigroup Inc.	2.57(b)	06/03/31	870,000	746,742
Citigroup Inc.	6.27(b)	11/17/33	445,000	466,063
Citigroup Inc.	5.83(b)	02/13/35	390,000	385,939
Discover Bank	4.65	09/13/28	330,000	316,898
GA Global Funding Trust (a)	3.85	04/11/25	460,000	452,653
Goldman Sachs Group, Inc.	2.64(b)	02/24/28	245,000	228,509
Goldman Sachs Group, Inc.	3.62(b)	03/15/28	153,000	146,295
Goldman Sachs Group, Inc.	2.38(b)	07/21/32	365,000	299,749
Goldman Sachs Group, Inc.	2.91(b)	07/21/42	230,000	161,511
Goldman Sachs Group, Inc.	3.44(b)	02/24/43	255,000	192,564
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	150,000	139,729
J.P. Morgan Chase & Co.	6.07(b)	10/22/27	125,000	127,187
J.P. Morgan Chase & Co.	5.30(b)	07/24/29	195,000	195,654
J.P. Morgan Chase & Co.	5.58(b)	04/22/30	655,000	665,376
J.P. Morgan Chase & Co.	4.91(b)	07/25/33	185,000	179,679
M&T Bank Corp.	7.41(b)	10/30/29	500,000	526,085
Manufacturers and Traders Trust Co.	4.65	01/27/26	300,000	294,496
Metropolitan Life Global Funding I (a)	5.00	01/06/26	340,000	338,846
Metropolitan Life Global Funding I (a)	5.15	03/28/33	180,000	177,764
Morgan Stanley	1.51(b)	07/20/27	200,000	184,901
Morgan Stanley	5.16(b)	04/20/29	320,000	318,962
Morgan Stanley	5.17(b)	01/16/30	370,000	369,083
Morgan Stanley	1.79(b)	02/13/32	510,000	409,299
Morgan Stanley	4.89(b)	07/20/33	170,000	163,882
Northern Trust Corp.	6.13	11/02/32	265,000	278,265
Owl Rock Technology Finance Corp.	3.75	06/17/26	150,000	139,818
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Corporate Bonds–Other | 34.4% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 12.3% (Continued)
Owl Rock Technology Finance Corp.	2.50%	01/15/27	$139,000	$125,002
Prudential Financial Inc.	6.50(b)	03/15/54	620,000	625,879
Prudential Financial, Inc.	5.70(b)	09/15/48	75,000	73,585
Regions Financial Corp.	5.72(b)	06/06/30	340,000	339,797
Santander Holdings USA, Inc.	2.49(b)	01/06/28	298,000	274,622
Truist Financial Corp.	5.44(b)	01/24/30	315,000	314,180
Wells Fargo & Co.	3.53(b)	03/24/28	240,000	228,923
Wells Fargo & Co.	5.71(b)	04/22/28	330,000	332,856
Wells Fargo & Co.	2.39(b)	06/02/28	445,000	409,840
Wells Fargo & Co.	5.57(b)	07/25/29	375,000	378,402
Wells Fargo & Co.	5.20(b)	01/23/30	265,000	263,887
Wells Fargo & Co.	2.57(b)	02/11/31	200,000	173,094
Wells Fargo & Co.	6.49(b)	10/23/34	220,000	234,532
Wells Fargo & Co.	3.07(b)	04/30/41	440,000	322,644
Total Financials				16,517,829
Health Care | 2.8%
AbbVie Inc.	4.95	03/15/31	105,000	104,727
AbbVie Inc.	5.35	03/15/44	65,000	64,248
AbbVie Inc.	5.40	03/15/54	130,000	128,546
Amgen Inc.	5.75	03/02/63	215,000	210,535
Bayer US Finance LLC (a)	6.25	01/21/29	331,000	337,976
Bayer US Finance LLC (a)	6.88	11/21/53	610,000	626,673
Bristol-Myers Squibb Co.	6.25	11/15/53	127,000	136,404
GE HealthCare Technologies Inc.	5.60	11/15/25	225,000	225,075
GE HealthCare Technologies Inc.	5.91	11/22/32	270,000	278,634
HCA Inc.	5.45	04/01/31	390,000	389,720
HCA Inc.	5.90	06/01/53	315,000	306,756
Pfizer Investment Enterprises Pte Ltd.	4.65	05/19/30	195,000	192,205
Pfizer Investment Enterprises Pte Ltd.	5.11	05/19/43	95,000	90,325
Pfizer Investment Enterprises Pte Ltd.	5.30	05/19/53	255,000	245,952
Solventum Corp. (a)	5.90	04/30/54	380,000	363,227
Total Health Care				3,701,003
Industrials | 2.1%
Ashtead Capital, Inc. (a)	1.50	08/12/26	240,000	218,765
Ashtead Capital, Inc. (a)	4.25	11/01/29	308,000	288,770
Ashtead Capital, Inc. (a)	2.45	08/12/31	200,000	161,492
BNSF Railway Co. (a)	3.44	06/16/28	330,741	314,512
Boeing Co. (The)	2.20	02/04/26	350,000	328,956
Boeing Co. (The) (a)	6.86	05/01/54	530,000	543,871
Delta Air Lines, Inc. (a)	7.00	05/01/25	250,000	251,891
Quanta Services, Inc.	2.35	01/15/32	260,000	211,248
Triton International Ltd.	3.25	03/15/32	175,000	143,505
United Rentals (North America) Inc. (a)	6.00	12/15/29	340,000	341,502
Total Industrials				2,804,512
Information Technology | 0.7%
Avnet Inc.	6.25	03/15/28	170,000	174,427
Broadcom Cayman Finance Ltd.	3.88	01/15/27	255,000	246,726
VMware, Inc.	1.40	08/15/26	155,000	142,721
VMware, Inc.	4.70	05/15/30	200,000	193,482
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Corporate Bonds–Other | 34.4% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Information Technology | 0.7% (Continued)
VMware, Inc.	2.20%	08/15/31	$155,000	$125,944
Total Information Technology				883,300
Materials | 0.9%
Celanese US Holdings LLC	6.17	07/15/27	360,000	365,370
Celanese US Holdings LLC	6.33	07/15/29	260,000	267,408
Celanese US Holdings LLC	6.38	07/15/32	175,000	179,827
Glencore Funding LLC (a)	2.63	09/23/31	260,000	213,334
Glencore Funding LLC (a)	3.38	09/23/51	170,000	110,215
Silgan Holdings Inc. (a)	1.40	04/01/26	125,000	115,902
Total Materials				1,252,056
Real Estate | 1.0%
American Tower Corp.	5.50	03/15/28	205,000	206,210
AvalonBay Communities, Inc.	5.35	06/01/34	135,000	135,083
Healthpeak OP, LLC	5.25	12/15/32	125,000	122,733
Host Hotels & Resorts, LP	4.50	02/01/26	150,000	147,294
Realty Income Corp.	4.85	03/15/30	200,000	196,012
VICI Properties LP	4.75	02/15/28	180,000	175,814
VICI Properties LP	6.13	04/01/54	385,000	369,579
Total Real Estate				1,352,725
Utilities | 4.6%
Ameren Illinois Co.	5.90	12/01/52	175,000	180,496
American Water Capital Corp.	2.80	05/01/30	920,000	809,952
American Water Capital Corp.	5.45	03/01/54	365,000	351,930
Evergy Kansas Central, Inc.	3.45	04/15/50	875,000	602,873
Exelon Corp.	5.15	03/15/28	235,000	234,464
Florida Power & Light Co.	5.05	04/01/28	170,000	170,624
Indiana Michigan Power Co.	5.63	04/01/53	215,000	209,177
Indianapolis Power & Light Co. (a)	5.65	12/01/32	260,000	261,570
National Fuel Gas Co.	5.50	01/15/26	80,000	79,744
Oklahoma Gas & Electric Co.	5.60	04/01/53	107,000	104,702
Pacific Gas & Electric Co.	3.00	06/15/28	225,000	205,728
Pacific Gas & Electric Co.	4.55	07/01/30	130,000	123,194
Pacific Gas & Electric Co.	4.25	03/15/46	770,000	581,041
PacifiCorp	5.30	02/15/31	500,000	498,386
Public Service Electric & Gas Co.	4.65	03/15/33	105,000	101,204
Public Service Electric & Gas Co.	5.13	03/15/53	300,000	284,424
SCE Recovery Funding LLC	2.51	11/15/43	190,000	128,276
Southern California Edison Co.	5.30	03/01/28	115,000	115,203
Southern California Edison Co.	2.25	06/01/30	55,000	46,638
Southern California Edison Co.	5.45	06/01/31	400,000	402,859
Southern California Edison Co.	4.50	09/01/40	200,000	172,095
Southern California Edison Co.	4.00	04/01/47	164,000	125,511
Southern California Edison Co.	3.65	02/01/50	214,000	152,112
TerraForm Power Operating LLC (a)	4.75	01/15/30	171,000	155,867
Total Utilities				6,098,070
Total Corporate Bonds–Other
(Cost $48,902,164)				46,104,370

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Mortgage-Backed Securities | 29.6% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Farm 2021-1 Mortgage Trust 21-1 (a)	2.18%(b)	01/25/51	$211,604	$165,429
FHLMC QA7479	3.00	03/01/50	195,991	169,371
FHLMC QE2363	3.50	05/01/52	1,269,590	1,124,420
FHLMC RA8249	5.50	11/01/52	672,815	665,892
FHLMC SD1188	3.50	06/01/52	676,381	599,003
FHLMC SD1495	5.00	08/01/52	828,671	809,778
FHLMC SD2605	5.50	04/01/53	470,443	465,121
FHLMC SD7555	3.00	08/01/52	812,253	702,991
FHLMC SD8068	3.00	06/01/50	187,113	161,541
FHLMC SD8193	2.00	02/01/52	5,803,942	4,542,912
FHLMC SD8237	4.00	08/01/52	1,273,086	1,165,282
FNMA BN7662	3.50	07/01/49	75,556	67,731
FNMA CA4016	3.00	08/01/49	443,097	382,550
FNMA FM1000	3.00	04/01/47	814,484	710,967
FNMA FM4231	2.50	09/01/50	215,581	177,694
FNMA MA3691	3.00	07/01/49	128,420	110,834
FNMA MA3834	3.00	11/01/49	267,519	230,963
FNMA MA3960	3.00	03/01/50	124,032	106,897
FNMA MA3992	3.50	04/01/50	122,972	110,002
FNMA MA4048	3.00	06/01/50	561,537	484,123
FNMA MA4124	2.50	09/01/35	985,230	894,834
FNMA MA4179	2.00	11/01/35	3,237,146	2,866,077
FNMA MA4254	1.50	02/01/51	2,492,199	1,863,625
FNMA MA4303	2.00	04/01/36	1,306,480	1,151,826
FNMA MA4418	2.00	09/01/36	2,186,444	1,924,813
FNMA MA4437	2.00	10/01/51	3,780,624	2,968,422
FNMA MA4579	3.00	04/01/52	668,078	569,062
GNMA 21-8	1.00	01/20/50	453,688	345,546
GNMA 22-177	5.00	05/20/48	1,310,194	1,298,679
GNMA 23-128	5.75	08/20/47	551,682	551,915
GNMA 23-22EA	5.00	09/20/49	818,429	807,664
GNMA 23-22EC	5.00	01/20/51	404,110	398,438
GNMA 23-4	5.00	07/20/49	212,479	209,604
GNMA 23-59	5.00	11/20/41	429,104	424,887
GNMA 23-76	5.00	05/20/53	1,463,203	1,431,031
GNMA 23-84KA	5.50	06/20/42	592,659	587,873
GNMA 24-92	5.00	05/20/54	600,000	585,537
GNMA 786247	4.00	07/20/52	596,706	551,172
GNMA 786428	4.00	06/20/52	1,007,988	918,405
GNMA 786576	4.50	09/20/52	253,805	237,982
GNMA 787291	7.50	03/20/54	274,272	280,212
GNMA 787343	7.50	04/20/54	389,281	397,728
GNMA CK0445	4.00	02/15/52	1,125,397	1,043,754
GNMA CV1215	7.00	07/20/53	248,216	252,763
GNMA CW8493	8.00	11/20/53	283,249	290,195
GNMA CW8495	7.50	11/20/53	317,994	324,798
GNMA MA8346	4.00	10/20/52	3,254,162	3,007,106
GNMA MA8880	6.00	05/20/53	522,114	524,619
Total Mortgage-Backed Securities
(Cost $42,320,535)				39,662,068

U.S. Government & Agency Obligations | 15.5% of portfolio

Federal Farm Credit Bank	0.52	10/21/25	300,000	283,077
Federal Farm Credit Bank	1.33	07/01/30	605,000	500,713
U.S. International Development Finance Corp.	1.05	10/15/29	97,862	87,588
U.S. Treasury Note	4.88	05/31/26	755,000	756,533
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
U.S. Government & Agency Obligations | 15.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
U.S. Treasury Note	4.50%	05/15/27	$2,663,000	$2,659,463
U.S. Treasury Note	4.50	05/31/29	1,250,000	1,258,496
U.S. Treasury Note	4.63	05/31/31	1,367,000	1,389,214
U.S. Treasury Note	4.38	05/15/34	1,895,000	1,895,592
U.S. Treasury Note	2.38	02/15/42	4,918,000	3,580,150
U.S. Treasury Note	3.25	05/15/42	510,000	424,097
U.S. Treasury Note	3.38	08/15/42	4,374,000	3,694,321
U.S. Treasury Note	4.63	05/15/44	1,805,000	1,801,616
U.S. Treasury Note	4.25	02/15/54	2,602,000	2,477,592
Total U.S. Government & Agency Obligations
(Cost $22,220,700)				20,808,452

Asset-Backed Securities | 9.8% of portfolio

Avant Credit Card Master Trust 21-1A (a)	1.37	04/15/27	500,000	489,426
Avant Loans Funding Trust 22-REV1 (a)	6.54	09/15/31	292,557	292,413
Carvana Auto Receivables Trust 24-P1 (a)	5.05	04/10/29	325,000	323,196
Chase Auto Owner Trust 24-2A (a)	5.52	06/25/29	280,000	281,713
Colony American Finance Ltd. 21-2 (a)	1.41	07/15/54	158,694	144,631
CoreVest American Finance 20-4 (a)	1.17	12/15/52	79,507	75,358
CoreVest American Finance 21-1 (a)	1.57	04/15/53	619,564	575,570
CoreVest American Finance 21-3 (a)	2.49	10/15/54	660,000	605,420
Daimler Trucks Retail Trust 24-1	5.49	12/15/27	330,000	330,953
FIC Funding 21-1 (a)	1.13	04/15/33	18,161	17,908
First Investors Auto Owner Trust 21-2A (a)	0.48	03/15/27	24,949	24,803
Firstkey Homes Trust 22-SFR2 (a)	4.25	07/17/39	322,630	311,923
Ford Credit Auto Lease Trust 20-A	5.06	05/15/27	260,000	258,961
Frontier Issuer 23-1A (a)	6.60	08/20/53	1,000,000	1,006,002
Frontier Issuer 23-1B (a)	8.30	08/20/53	675,000	692,553
Frontier Issuer 24-1A (a)	6.19	06/20/54	395,000	394,926
FRTKL 21-SFR1 (a)	1.57	09/17/38	250,000	228,460
GLS Auto Select Receivables Trust 24-1A (a)	5.24	03/15/30	250,319	249,176
GM Financial Automobile Leasing Trust 24-1	5.09	03/22/27	525,000	522,478
Gracie Point International Funding 23-2A (a)	7.60(b)	03/01/27	136,473	136,875
Honda Auto Receivables Owner Trust 24-1	5.21	08/15/28	580,000	580,288
John Deere Owner Trust 23-B	5.18	03/15/28	185,000	184,591
LAD Auto Receivables Trust 21-1 (a)	1.30	08/17/26	12,349	12,311
LAD Auto Receivables Trust 23-2 (a)	5.93	06/15/27	113,470	113,578
Oasis Securitisation 22-2A (a)	6.85	10/15/34	164,123	163,856
Oasis Securitisation 23-1A (a)	7.00	02/15/35	197,427	197,048
Oportun Funding 21-A (a)	1.21	03/08/28	87,641	85,042
Oportun Funding 21-B (a)	1.47	05/08/31	936,762	886,666
PenFed Auto Receivable Owner 22-A (a)	3.96	04/15/26	161,653	160,865
Progress Residential Trust 21-SFR8 (a)	1.51	10/17/38	336,461	308,103
Progress Residential Trust 22-SFR3 (a)	3.20	04/17/39	245,690	231,387
Progress Residential Trust 22-SFR3 (a)	3.60	04/17/39	165,000	155,819
Santander Drive Auto Receivables Trust 24-2	5.63	11/15/28	200,000	200,691
SBA Tower Trust (a)	2.84	01/15/25	230,000	225,960
SBA Tower Trust (a)	1.88	01/15/26	20,000	18,809
SBA Tower Trust (a)	1.63	11/15/26	160,000	145,327
SBA Tower Trust (a)	6.60	01/15/28	210,000	214,320
SBA Tower Trust (a)	2.59	10/15/31	309,877	253,016
SBIC 2023-10B	5.69	09/10/33	341,790	349,551
Subway Funding 24-1A (a)	6.27	07/30/54	135,000	136,779
T-Mobile US Trust 22-1A (a)	4.91	05/22/28	505,000	502,267
Volkswagen Auto Lease Trust 24-A	5.21	06/21/27	230,000	229,748
Westgate Resorts 22-1A (a)	2.29	08/20/36	153,722	147,593
Westgate Resorts 24-1A (a)	6.06	01/20/38	400,000	399,495
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Asset-Backed Securities | 9.8% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Westgate Resorts 24-1B (a)	6.56%	01/20/38	$335,000	$334,390
Total Asset-Backed Securities
(Cost $13,426,260)				13,200,245
Yankee Bonds | 7.4% of portfolio

AerCap Ireland Capital DAC	3.88	01/23/28	250,000	236,861
Aptiv PLC	3.10	12/01/51	280,000	170,984
Avolon Holdings Funding Ltd. (a)	5.50	01/15/26	625,000	620,045
Avolon Holdings Funding Ltd. (a)	2.75	02/21/28	130,000	116,789
BAE Systems PLC (a)	5.00	03/26/27	325,000	322,604
BAE Systems PLC (a)	5.13	03/26/29	325,000	323,553
Banco Santander SA	6.53(b)	11/07/27	200,000	204,572
Barclays PLC	7.33(b)	11/02/26	370,000	376,452
Barclays PLC	5.83(b)	05/09/27	240,000	240,352
Barclays PLC	6.04(b)	03/12/55	200,000	202,698
BPCE SA (a)	5.98(b)	01/18/27	250,000	250,162
Cenovus Energy Inc.	5.25	06/15/37	395,000	377,435
Danske Bank AS (a)	5.43(b)	03/01/28	260,000	260,164
Delta and SkyMiles IP Ltd. (a)	4.75	10/20/28	550,000	535,649
Deutsche Bank AG	1.69	03/19/26	150,000	141,106
Electricite de France SA (a)	6.00	04/22/64	370,000	343,916
Enbridge Inc.	5.70	03/08/33	320,000	322,517
Hyundai Capital Services Inc. (a)	5.13	02/05/27	550,000	545,217
ING Groep NV	5.34(b)	03/19/30	320,000	318,749
Korea Expressway Corp. (a)	5.00	05/14/27	660,000	659,215
Mitsubishi UFJ Financial Group Inc.	3.74	03/07/29	300,000	283,178
Mizuho Financial Group Inc.	4.25(b)	09/11/29	200,000	191,462
Nissan Motor Co., Ltd. (a)	4.81	09/17/30	200,000	185,790
OCI NV (a)	6.70	03/16/33	310,000	305,886
Petronas Capital Ltd. (a)	3.40	04/28/61	360,000	241,045
Roche Holdings Inc. (a)	5.49	11/13/30	390,000	401,325
Roche Holdings Inc. (a)	5.22	03/08/54	200,000	196,710
Santander UK Group Holdings PLC	6.53(b)	01/10/29	275,000	282,498
Societe Generale (a)	5.52(b)	01/19/28	325,000	320,905
Sumitomo Mitsui Financial Group Inc.	5.46	01/13/26	240,000	239,975
Sumitomo Mitsui Financial Group Inc.	5.52	01/13/28	200,000	202,161
Svenska Handelsbanken AB (a)	5.50	06/15/28	260,000	261,652
Var Energi ASA (a)	7.50	01/15/28	200,000	210,322
Total Yankee Bonds
(Cost $10,160,856)				9,891,949

Municipal Bonds | 1.2% of portfolio

Arizona | 0.1%
Pinal County Arizona Revenue Obligation	1.58	08/01/26	110,000	102,211
Yuma Arizona Pledged Revenue	2.63	07/15/38	135,000	105,806
Total Arizona				208,017
California | 0.9%
City of Chula Vista California Pension Obligation	2.91	06/01/45	255,000	172,713
City of Monterey Park California Pension Obligation	1.89	06/01/30	1,000,000	844,370
Huntington Beach California Pension Obligation	1.68	06/15/27	155,000	141,377
San Francisco California City & County Airports	3.35	05/01/51	100,000	72,970
Total California				1,231,430
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Municipal Bonds | 1.2% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Texas | 0.1%
North Texas Tollway Authority Revenue	3.01%	01/01/43	$150,000	$113,933
Total Texas				113,933
West Virginia | 0.1%
West Virginia State University Revenues	3.01	10/01/41	150,000	116,152
Total West Virginia				116,152
Total Municipal Bonds
(Cost $2,055,000)				1,669,532
Corporate Bond Guaranteed by Export-Import Bank of the United States | 0.1% of portfolio

Energy | 0.1%
Petroleos Mexicanos	5.94(b)	04/15/25	71,500	70,801
Total Energy				70,801
Total Corporate Bond Guaranteed by Export-Import Bank of the United States
(Cost $71,486)				70,801
Money Market Fund | 2.0% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	5.25(c)		2,702,735	2,702,735
Total Money Market Fund
(Cost $2,702,735)				2,702,735
Total Investments in Securities
(Cost $141,859,736) | 100.0%				$134,110,152
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $25,578,902 and represents 19.1% of total investments.
(b)	Variable coupon rate as of June 30, 2024.
(c)	7-day yield at June 30, 2024.
LLC -Limited Liability Company
LP -Limited Partnership
Pte -Private Limited Company
FHLMC -Federal Home Loan Mortgage Corporation
DAC -Designated Activity Company
PLC -Public Limited Company
SA -Sociedad Anonima or Societe Anonyme
AS -Anonim Sirket
AG -Aktiengesellschaft
NV -Naamloze Vennottschap
AB -Aktiebolag
ASA -Allmennaksjeselskap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Stock Index Fund  |  June 30, 2024  |  (Unaudited)

	Cost	Value
Investment	$23,097,370	$250,666,911
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors.  As of June 30, 2024, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.59%.  See the Appendix for the S&P 500 Index Master Portfolio for holdings information.
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Value Fund  |  June 30, 2024  |  (Unaudited)

Common Stocks | 98.7% of portfolio
	Shares	Value
Communication Services | 8.5%
Entertainment
Walt Disney Co. (The)	180,600	$17,931,774
Interactive Media & Services
Alphabet, Inc., Class C	172,020	31,551,908
Meta Platforms, Inc., Class A	73,400	37,009,748
Total Communication Services		86,493,430
Consumer Discretionary | 7.3%
Distributors
LKQ Corp.	169,500	7,049,505
Hotels, Restaurants & Leisure
McDonald's Corp.	57,097	14,550,600
Household Durables
PulteGroup, Inc.	94,700	10,426,470
Specialty Retail
Home Depot, Inc.	36,918	12,708,652
TJX Companies, Inc. (The)	143,200	15,766,320
Ulta Beauty, Inc. (a)	35,356	13,642,820
Total Consumer Discretionary		74,144,367
Consumer Staples | 0.7%
Food Products
Kraft Heinz Co. (The)	227,700	7,336,494
Total Consumer Staples		7,336,494
Energy | 7.5%
Oil, Gas & Consumable Fuels
Chevron Corp.	165,900	25,950,078
ConocoPhillips	237,500	27,165,250
Diamondback Energy, Inc.	112,200	22,461,318
Total Energy		75,576,646
Financials | 21.0%
Banks
Bank of America Corp.	557,102	22,155,946
Citigroup, Inc.	272,039	17,263,595
JPMorgan Chase & Co.	211,191	42,715,492
Truist Financial Corp.	318,400	12,369,840
Capital Markets
Goldman Sachs Group, Inc.	76,674	34,681,184
Financial Services
Fiserv, Inc. (a)	197,400	29,420,496
Visa Inc., Class A	74,898	19,658,478
Insurance
Allstate Corp.	86,984	13,887,865
Chubb Ltd.	78,938	20,135,505
Total Financials		212,288,401
Health Care | 17.3%
Biotechnology
AbbVie Inc.	180,763	31,004,470
Common Stocks | 98.7% of portfolio (Continued)
	Shares	Value
Health Care | 17.3% (Continued)
Health Care Equipment & Supplies
Abbott Laboratories	265,156	$27,552,360
Boston Scientific Corp. (a)	361,296	27,823,405
Health Care Providers & Services
Centene Corp. (a)	321,997	21,348,401
Cigna Group (The)	64,814	21,425,564
Pharmaceuticals
Bristol-Myers Squibb Co.	248,501	10,320,246
Merck & Co., Inc.	187,182	23,173,132
Royalty Pharma PLC, Class A	483,484	12,749,473
Total Health Care		175,397,051
Industrials | 17.2%
Aerospace & Defense
Boeing Co. (The) (a)	87,200	15,871,272
Northrop Grumman Corp.	47,031	20,503,164
Electrical Equipment
Eaton Corp. PLC	79,187	24,829,084
Ground Transportation
CSX Corp.	589,182	19,708,138
Industrial Conglomerates
Honeywell International, Inc.	165,173	35,271,042
Machinery
Deere & Co.	46,700	17,448,521
Parker-Hannifin Corp.	80,422	40,678,252
Total Industrials		174,309,473
Information Technology | 9.1%
Semiconductors & Semiconductor Equipment
Lam Research Corp.	28,300	30,135,255
NXP Semiconductors NV	94,763	25,499,776
Software
Microsoft Corp.	59,514	26,599,782
Oracle Corp.	73,400	10,364,080
Total Information Technology		92,598,893
Materials | 6.1%
Chemicals
DuPont de Nemours, Inc.	226,278	18,213,116
Containers & Packaging
Avery Dennison Corp.	117,587	25,710,398
Metals & Mining
Freeport-McMoRan Inc.	375,000	18,225,000
Total Materials		62,148,514
Real Estate | 4.0%
Specialized REITs
Crown Castle Inc.	130,700	12,769,390
Digital Realty Trust, Inc.	111,801	16,999,342

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Value Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Common Stocks | 98.7% of portfolio (Continued)
	Shares	Value
Real Estate | 4.0% (Continued)
VICI Properties Inc.	371,535	$10,640,763
Total Real Estate		40,409,495
Total Common Stocks
(Cost $535,934,300)		1,000,702,764
Money Market Fund | 1.3% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25% (b)	12,698,064	12,698,064
Total Money Market Fund
(Cost $12,698,064)		12,698,064
Total Investments in Securities
(Cost $548,632,364) | 100.0%		$1,013,400,828
(a)	Non-income producing.
(b)	7-day yield at June 30, 2024.
PLC -Public Limited Company
NV -Naamloze Vennottschap
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Growth Fund  |  June 30, 2024  |  (Unaudited)

Common Stocks | 99.5% of portfolio
	Shares	Value
Communication Services | 14.3%
Entertainment
Netflix, Inc. (a)	7,676	$5,180,379
Spotify Technology SA (a)	6,384	2,003,236
Interactive Media & Services
Alphabet, Inc., Class A	146,461	26,677,871
Meta Platforms, Inc., Class A	34,868	17,581,143
Wireless Telecommunication Services
T-Mobile U.S., Inc.	10,568	1,861,870
Total Communication Services		53,304,499
Consumer Discretionary | 12.5%
Broadline Retail
Amazon.com, Inc. (a)	149,916	28,971,267
Coupang, Inc. (a)	140,413	2,941,652
MercadoLibre, Inc. (a)	714	1,173,388
Hotels, Restaurants & Leisure
Booking Holdings, Inc.	1,342	5,316,333
Chipotle Mexican Grill, Inc. (a)	51,800	3,245,270
Specialty Retail
Ross Stores, Inc.	33,242	4,830,727
Total Consumer Discretionary		46,478,637
Consumer Staples | 0.8%
Beverages
Celsius Holdings, Inc. (a)	8,673	495,142
Consumer Staples Distribution & Retail
Dollar General Corp.	17,437	2,305,694
Total Consumer Staples		2,800,836
Energy | 0.6%
Energy Equipment & Services
Schlumberger NV	50,579	2,386,317
Total Energy		2,386,317
Financials | 8.9%
Capital Markets
Charles Schwab Corp. (The)	34,775	2,562,570
Tradeweb Markets Inc.	17,775	1,884,150
Financial Services
Affirm Holdings, Inc. (a)	8,329	251,619
Fiserv, Inc. (a)	64,178	9,565,089
Mastercard Inc., Class A	24,552	10,831,360
Visa Inc., Class A	30,050	7,887,224
Total Financials		32,982,012
Health Care | 14.4%
Biotechnology
argenx SE ADR (a)	4,235	1,821,220
Legend Biotech Corp. ADR (a)	26,891	1,191,002
Common Stocks | 99.5% of portfolio (Continued)
	Shares	Value
Health Care | 14.4% (Continued)
Health Care Equipment & Supplies
Becton, Dickinson & Co.	15,711	$3,671,818
Intuitive Surgical, Inc. (a)	18,526	8,241,291
Penumbra, Inc. (a)	4,077	733,737
Stryker Corp.	18,311	6,230,318
Health Care Providers & Services
Cigna Group (The)	21,381	7,067,917
Humana, Inc.	3,002	1,121,697
UnitedHealth Group, Inc.	22,860	11,641,684
Life Sciences Tools & Services
Danaher Corp.	9,739	2,433,289
Pharmaceuticals
Eli Lilly & Co.	10,601	9,597,934
Total Health Care		53,751,907
Industrials | 2.9%
Aerospace & Defense
Boeing Co. (The) (a)	7,326	1,333,405
Howmet Aerospace Inc.	31,411	2,438,436
Machinery
Ingersoll Rand Inc.	49,326	4,480,774
Professional Services
Equifax Inc.	9,200	2,230,632
Paylocity Holding Corp. (a)	3,650	481,252
Total Industrials		10,964,499
Information Technology | 45.1%
Electronic Equipment, Instruments & Components
Amphenol Corp., Class A	99,916	6,731,341
IT Services
MongoDB, Inc. (a)	1,874	468,425
Shopify Inc., Class A (a)	42,474	2,805,408
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. (a)	11,861	1,923,973
ASML Holding NV ADR	5,260	5,379,560
NVIDIA Corp.	324,090	40,038,078
Software
Adobe Inc. (a)	14,125	7,847,002
Atlassian Corp., Class A (a)	14,584	2,579,618
Aurora Innovation, Inc. (a)	115,780	320,710
Cadence Design Systems, Inc. (a)	5,853	1,801,261
Dynatrace, Inc. (a)	41,778	1,869,148
Fair Isaac Corp. (a)	2,054	3,057,708
Fortinet, Inc. (a)	17,799	1,072,746
Intuit, Inc.	18,024	11,845,553
Microsoft Corp.	112,140	50,120,973
ServiceNow, Inc. (a)	7,086	5,574,343

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Growth Fund  |  June 30, 2024  |  (Unaudited)  |  (Continued)
Common Stocks | 99.5% of portfolio (Continued)
	Shares	Value
Information Technology | 45.1% (Continued)
Technology Hardware, Storage & Peripherals
Apple, Inc.	117,522	$24,752,484
Total Information Technology		168,188,331
Total Common Stocks
(Cost $170,441,945)		370,857,038
Money Market Fund | 0.5% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25% (b)	1,971,965	1,971,965
Total Money Market Fund
(Cost $1,971,965)		1,971,965
Total Investments in Securities
(Cost $172,413,910) | 100.0%		$372,829,003
(a)	Non-income producing.
(b)	7-day yield at June 30, 2024.
SA -Sociedad Anonima or Societe Anonyme
NV -Naamloze Vennottschap
ADR -American Depositary Receipt
SE -Societas Europaea
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
International Equity Fund  |  June 30, 2024  |  (Unaudited)

Common Stocks | 97.4% of portfolio
	Shares	Value
Australia | 2.1%
BHP Group Ltd. ADR	32,364	$1,847,661
Total Australia		1,847,661
Britain | 9.6%
Haleon PLC	680,791	2,769,945
Rio Tinto PLC	29,166	1,913,822
Shell PLC	100,701	3,611,939
Total Britain		8,295,706
Canada | 8.0%
Alimentation Couche-Tard Inc.	38,900	2,182,927
Canadian National Railway Co.	10,749	1,269,779
Manulife Financial Corp.	131,800	3,509,721
Total Canada		6,962,427
China | 1.0%
Haier Smart Home Co., Ltd.	182,548	608,404
Zhejiang Sanhua Intelligent Controls Co., Ltd.	94,072	246,831
Total China		855,235
Denmark | 3.7%
Coloplast A/S	9,364	1,125,676
Genmab A/S (a)	4,424	1,108,624
Novonesis A/S, Class B	15,803	965,475
Total Denmark		3,199,775
France | 9.8%
Air Liquide SA	7,672	1,324,091
Dassault Systèmes SE	36,619	1,376,910
L’Oréal SA	5,958	2,622,507
Schneider Electric SE	12,975	3,110,701
Total France		8,434,209
Germany | 12.2%
Allianz SE REG	11,015	3,059,207
BioNTech SE ADR (a)	9,955	799,984
Infineon Technologies AG	65,193	2,392,603
SAP SE ADR	13,771	2,777,748
Symrise AG	12,717	1,556,016
Total Germany		10,585,558
Hong Kong | 1.8%
AIA Group Ltd.	223,400	1,511,468
Total Hong Kong		1,511,468
India | 1.0%
HDFC Bank Ltd. ADR	13,523	869,935
Total India		869,935
Common Stocks | 97.4% of portfolio (Continued)
	Shares	Value
Indonesia | 0.3%
PT Telkom Indonesia (Persero) Tbk. ADR	11,663	$218,098
Total Indonesia		218,098
Japan | 16.0%
Chugai Pharmaceutical Co., Ltd.	79,300	2,823,742
Daifuku Co., Ltd.	50,900	956,000
Keyence Corp.	2,900	1,269,266
Komatsu Ltd.	58,600	1,711,678
Shimano, Inc.	5,800	896,354
Shionogi & Co., Ltd.	29,800	1,160,666
Sony Group Corp.	28,800	2,454,369
Sysmex Corp.	80,000	1,291,356
Unicharm Corp.	39,100	1,256,487
Total Japan		13,819,918
Netherlands | 1.3%
Adyen NV (a)	943	1,119,978
Total Netherlands		1,119,978
Republic of South Korea | 1.5%
Samsung Electronics Co., Ltd. GDR	907	1,329,532
Total Republic of South Korea		1,329,532
Russia | 0.0%
LUKOIL PJSC (a)	6,253	0
Total Russia		0
Singapore | 4.0%
DBS Group Holdings Ltd.	131,426	3,461,603
Total Singapore		3,461,603
Spain | 3.1%
Banco Bilboa Vizcaya Argentaria SA	270,732	2,717,742
Total Spain		2,717,742
Sweden | 9.3%
Alfa Laval AB	40,798	1,786,610
Assa Abloy AB	42,623	1,207,106
Atlas Copco AB, Class A	99,627	1,870,620
Epiroc AB, Class A	66,799	1,338,475
Skandinaviska Enskilda Banken AB, Class A	127,158	1,879,989
Total Sweden		8,082,800
Switzerland | 8.5%
Alcon Inc.	21,785	1,940,608
Nestlé SA ADR	14,171	1,446,494
Roche Holding AG REG	10,250	2,839,852

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  International Equity Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Common Stocks | 97.4% of portfolio (Continued)
	Shares	Value
Switzerland | 8.5% (Continued)
Sonova Holding AG REG	3,639	$1,121,055
Total Switzerland		7,348,009
Taiwan | 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,660	1,852,815
Total Taiwan		1,852,815
United States of America | 2.1%
Linde PLC	4,087	1,793,416
Total United States of America		1,793,416
Total Common Stocks
(Cost $64,930,768)		84,305,885

Money Market Fund | 2.6% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25% (b)	2,228,376	$2,228,376
Total Money Market Fund
(Cost $2,228,376)		2,228,376
Total Investments in Securities
(Cost $67,159,144) | 100.0%		$86,534,261

(a)	Non-income producing.
(b)	7-day yield at June 30, 2024.
ADR -American Depositary Receipt
PLC -Public Limited Company
A/S -Aktieselskab
SA -Sociedad Anonima or Societe Anonyme
SE -Societas Europaea
REG -Registered Shares
AG -Aktiengesellschaft
Tbk. -Terbuka
NV -Naamloze Vennottschap
GDR -Global Depositary Receipt
AB -Aktiebolag
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Small-Company Stock Fund  |  June 30, 2024  |  (Unaudited)

Common Stocks | 98.8% of portfolio
	Shares	Value
Consumer Discretionary | 6.9%
Broadline Retail
Savers Value Village, Inc. (a)	149,200	$1,826,208
Hotels, Restaurants & Leisure
Hilton Grand Vacations Inc. (a)	110,400	4,463,472
Leisure Products
Malibu Boats, Inc., Class A (a)	61,500	2,154,960
Topgolf Callaway Brands Corp. (a)	187,951	2,875,651
YETI Holdings, Inc. (a)	82,700	3,155,005
Specialty Retail
ARKO Corp.	117,800	738,606
Textiles, Apparel & Luxury Goods
Gildan Activewear Inc.	27,900	1,057,968
Total Consumer Discretionary		16,271,870
Energy | 8.5%
Oil, Gas & Consumable Fuels
Matador Resources Co.	59,300	3,534,280
Northern Oil and Gas, Inc.	161,900	6,017,823
Permian Resources Corp.	243,300	3,929,295
SM Energy Co.	153,300	6,627,159
Total Energy		20,108,557
Financials | 15.0%
Banks
Atlantic Union Bankshares Corp.	129,592	4,257,097
Cadence Bank	136,750	3,867,290
FB Financial Corp.	138,259	5,396,249
Glacier Bancorp, Inc.	104,116	3,885,609
Live Oak Bancshares, Inc.	123,000	4,312,380
Capital Markets
Donnelley Financial Solutions, Inc. (a)	56,900	3,392,378
Consumer Finance
Encore Capital Group, Inc. (a)	116,283	4,852,490
Insurance
Kinsale Capital Group, Inc.	14,226	5,480,993
Total Financials		35,444,486
Health Care | 15.4%
Health Care Equipment & Supplies
Enovis Corp. (a)	67,176	3,036,355
Envista Holdings Corp. (a)	106,000	1,762,780
Globus Medical, Inc. (a)	66,225	4,535,750
Integer Holdings Corp. (a)	76,970	8,912,357
iRhythm Technologies, Inc. (a)	21,300	2,292,732
Lantheus Holdings, Inc. (a)	31,600	2,537,164
STAAR Surgical Co. (a)	45,236	2,153,686
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	39,087	2,002,427
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	21,950	9,040,107
Total Health Care		36,273,358
Common Stocks | 98.8% of portfolio (Continued)
	Shares	Value
Industrials | 25.8%
Aerospace & Defense
Triumph Group, Inc. (a)	407,930	$6,286,201
Building Products
Hayward Holdings, Inc. (a)	386,000	4,747,800
Construction & Engineering
Comfort Systems USA, Inc.	27,688	8,420,475
Electrical Equipment
Atkore Inc.	53,500	7,218,755
Ground Transportation
Werner Enterprises, Inc.	85,933	3,078,979
Machinery
ESAB Corp.	57,176	5,399,130
Federal Signal Corp.	110,494	9,245,033
John Bean Technologies Corp.	34,600	3,285,962
Professional Services
CACI International Inc., Class A (a)	8,371	3,600,618
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	48,326	9,375,244
Total Industrials		60,658,197
Information Technology | 17.4%
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	63,162	6,869,499
Plexus Corp. (a)	35,600	3,673,208
Semiconductors & Semiconductor Equipment
Axcelis Technologies, Inc. (a)	29,600	4,208,824
Diodes Inc. (a)	67,486	4,854,268
Software
Altair Engineering Inc., Class A (a)	88,877	8,717,056
Descartes Systems Group Inc. (The) (a)	78,670	7,618,403
PowerSchool Holdings, Inc. (a)	104,469	2,339,061
Q2 Holdings, Inc. (a)	42,800	2,582,124
Total Information Technology		40,862,443
Materials | 6.7%
Chemicals
Avient Corp.	170,627	7,447,869
Construction Materials
Summit Materials, Inc., Class A (a)	225,209	8,244,901
Total Materials		15,692,770
Real Estate | 3.1%
Health Care REITs
Community Healthcare Trust Inc.	78,900	1,845,471
Office REITs
Easterly Government Properties, Inc.	229,311	2,836,577

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2024  |  (Unaudited)  |
(Continued)
Common Stocks | 98.8% of portfolio (Continued)
	Shares	Value
Real Estate | 3.1% (Continued)
Real Estate Management & Development
DigitalBridge Group, Inc.	185,900	$2,546,830
Total Real Estate		7,228,878
Total Common Stocks
(Cost $168,528,961)		232,540,559
Money Market Fund | 1.2% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25% (b)	2,898,709	2,898,709
Total Money Market Fund
(Cost $2,898,709)		2,898,709
Total Investments in Securities
(Cost $171,427,670) | 100.0%		$235,439,268
(a)	Non-income producing.
(b)	7-day yield at June 30, 2024.
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets and Liabilities
June 30, 2024 (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $224,921,359, $57,155,735, $433,803,283, $141,859,736, $23,097,370, $548,632,364, $172,413,910, $67,159,144 and $171,427,670, respectively)	$224,921,359	$56,276,643	$429,903,487
Cash	—	—	—
Foreign currency (cost $33,985)	—	—	—
Investment securities sold receivable	—	—	—
Dividends, interest, and tax reclaims receivable	427,773	276,042	3,865,825
Capital shares sold receivable	42,713	37,971	69,179
Prepaid expenses	37,730	22,963	59,029
Total Assets	225,429,575	56,613,619	433,897,520
Liabilities
Investment securities purchased payable	3,983,604	—	—
Accrued expenses payable	54,360	21,937	129,412
Independent Director/Trustee's deferred compensation payable	20,920	8,285	49,060
Capital shares redeemed payable	352,508	7,591	287,322
Dividends payable	2,513	1,998	40,047
Due to Homestead Advisers	78,325	16,871	229,405
Due to custodian	—	12,757	—
Total Liabilities	4,492,230	69,439	735,246
Net Assets	$220,937,345	$56,544,180	$433,162,274
Net Assets Consist Of:
Distributable earnings (losses)	(17,399)	(4,215,922)	(35,611,078)
Paid-in-capital applicable to outstanding shares of 220,955,095, 11,453,156, 88,700,331, 29,882,543, 6,321,352, 19,210,917, 20,641,951, 8,991,429 and 9,124,641, respectively	220,954,744	60,760,102	468,773,352
Net Assets	$220,937,345	$56,544,180	$433,162,274
Net Asset Value Per Share	$1.00	$4.94	$4.88

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Stock Index Fund	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
$134,110,152	$250,666,911(a)	$1,013,400,828	$372,829,003	$86,534,261	$235,439,268
—	—	—	—	5,639	—
—	—	—	—	33,985	—
—	—	—	228,911	368,959	—
1,143,535	—	760,324	54,700	411,840	162,719
88,161	282,119	182,750	336,052	48,177	52,199
32,589	50,978	127,560	64,356	38,147	67,318
135,374,437	251,000,008	1,014,471,462	373,513,022	87,441,008	235,721,504

394,859	234,642	—	—	12,799	—
60,697	—	305,346	97,116	7,607	35,643
3,355	13,000	84,381	15,288	13,754	46,249
1,211	27,671	1,176,433	175,220	5,022	101,775
1,321	15,570	555,436	29,823	28,585	45,852
66,287	59,411	432,550	204,657	58,033	176,728
—	—	—	—	—	—
527,730	350,294	2,554,146	522,104	125,800	406,247
$134,846,707	$250,649,714	$1,011,917,316	$372,990,918	$87,315,208	$235,315,257

(23,069,681)	226,627,104	494,378,115	209,788,228	20,565,556	67,075,903
157,916,388	24,022,610	517,539,201	163,202,690	66,749,652	168,239,354
$134,846,707	$250,649,714	$1,011,917,316	$372,990,918	$87,315,208	$235,315,257
$4.51	$39.65	$52.67	$18.07	$9.71	$25.79

(a)	Represents investment in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors.
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended June 30, 2024 (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$5,795,172	$1,129,755	$9,989,055
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	5,795,172	1,129,755	9,989,055
Expenses
Management fees	432,479	127,679	1,309,446
Shareholder servicing fees	54,151	34,898	76,868
Custodian and accounting fees	49,538	36,997	86,567
Director, Trustee, and Board meeting expenses	36,456	16,367	65,347
Legal and audit fees	34,356	9,824	69,874
Registration fees	16,903	12,140	18,143
Printing and regulatory filings	6,160	3,698	9,294
Insurance	5,523	1,357	11,729
Communication	32	6	36
Sub-transfer agency fees	—	390	6,450
Other expenses	8,543	8,151	33,476
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	644,141	251,507	1,687,230
Less fees waived and/or expenses reimbursed by Homestead Advisers	—	(38,660)	—
Net Expenses	644,141	212,847	1,687,230
Net Investment Income (Loss)	5,151,031	916,908	8,301,825
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,909	(84,638)	(2,490,037)
Net change in unrealized apprecation (depreciation)	—	(294,266)	192,227
Net Gain (Loss) On Investments	2,909	(378,904)	(2,297,810)
Net Increase (Decrease) In Net Assets From Operations	$5,153,940	$538,004	$6,004,015

(a)	Includes foreign tax withholding expense of $8,192 in Stock Index, $40,042 in Value, $2,768 in Growth and $167,596 in International Equity Funds.
(b)	Represents expenses allocated to the Fund by the S&P 500 Master Portfolio after expense reimbursements of $1,252.
(c)	Represents realized and unrealized gains on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Stock Index Fund	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
$2,873,602	$—	$332,793	$48,230	$86,406	$85,773
—	—	9,505,823(a)	864,177	1,313,644(a)	1,112,864

—	1,612,537(a)	—	—	—	—
—	22,600	—	—	—	—
2,873,602	1,635,137	9,838,616	912,407	1,400,050	1,198,637

390,237	—	2,338,069	1,094,929	323,142	1,002,748
31,778	63,764	167,870	94,049	60,052	81,707
56,632	32,848	117,800	61,848	36,869	36,466
18,061	41,792	157,930	69,076	31,944	61,887
20,063	29,633	168,902	55,949	13,635	33,367
17,333	19,358	21,677	16,906	12,814	17,624
3,268	7,636	20,848	11,636	7,053	10,206
3,088	4,833	28,683	9,296	2,049	6,301
17	30	89	55	16	21
—	6,461	130,876	19,049	511	45,674
19,631	11,835	43,934	17,247	6,968	13,011
—	294,055	—	—	—	—
—	11,458(b)	—	—	—	—
560,108	523,703	3,196,678	1,450,040	495,053	1,309,012
(39,919)	—	—	—	—	—
520,189	523,703	3,196,678	1,450,040	495,053	1,309,012
2,353,413	1,111,434	6,641,938	(537,633)	904,997	(110,375)

(320,292)	236,499(c)	30,985,734	11,166,892	383,397	2,930,107
(2,274,613)	31,707,508(c)	55,261,040	57,292,567	(534,227)	740,808
(2,594,905)	31,944,007	86,246,774	68,459,459	(150,830)	3,670,915
$(241,492)	$33,055,441	$92,888,712	$67,921,826	$754,167	$3,560,540
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,151,031	$9,363,598
Net realized gain (loss) on investments	2,909	25,041
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	5,153,940	9,388,639
Distributions to Shareholders
Distributions to shareholders	(5,086,947)	(9,394,022)
Total Distributions to shareholders	(5,086,947)	(9,394,022)
Capital Share Transactions
Net capital share transactions	2,418,573	13,896,810
Total increase (decrease) in net assets from capital transactions	2,418,573	13,896,810
Total Increase (Decrease) In Net Assets	2,485,566	13,891,427
Net Assets
Beginning of period	$218,451,779	$204,560,352
End of period	$220,937,345	$218,451,779

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023

$916,908	$1,542,921	$8,301,825	$14,999,987	$2,353,413	$4,187,238
(84,638)	(1,775,629)	(2,490,037)	(8,004,165)	(320,292)	(2,720,517)
(294,266)	2,978,670	192,227	16,931,812	(2,274,613)	6,252,736
538,004	2,745,962	6,004,015	23,927,634	(241,492)	7,719,457

(898,990)	(1,549,864)	(8,187,370)	(15,029,963)	(2,380,908)	(4,248,715)
(898,990)	(1,549,864)	(8,187,370)	(15,029,963)	(2,380,908)	(4,248,715)

(532,228)	(11,429,455)	(11,915,029)	(42,445,620)	8,649,915	(5,409,476)
(532,228)	(11,429,455)	(11,915,029)	(42,445,620)	8,649,915	(5,409,476)
(893,214)	(10,233,357)	(14,098,384)	(33,547,949)	6,027,515	(1,938,734)

$57,437,394	$67,670,751	$447,260,658	$480,808,607	$128,819,192	$130,757,926
$56,544,180	$57,437,394	$433,162,274	$447,260,658	$134,846,707	$128,819,192

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Stock Index Fund
	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,111,434	$2,499,444
Net realized gain (loss) on investments	236,499	912,857
Net change in unrealized appreciation (depreciation)	31,707,508	44,074,512
Increase (decrease) in net assets from operations	33,055,441	47,486,813
Distributions to Shareholders
Distributions to shareholders	(437,241)	(3,092,059)
Total Distributions to shareholders	(437,241)	(3,092,059)
Capital Share Transactions
Net capital share transactions	(5,995,493)	(12,007,847)
Total increase (decrease) in net assets from capital transactions	(5,995,493)	(12,007,847)
Total Increase (Decrease) In Net Assets	26,622,707	32,386,907
Net Assets
Beginning of period	$224,027,007	$191,640,100
End of period	$250,649,714	$224,027,007

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Value Fund		Growth Fund		International Equity Fund
Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023

$6,641,938	$13,667,395	$(537,633)	$(783,224)	$904,997	$1,237,489
30,985,734	58,744,792	11,166,892	12,893,471	383,397	3,478,561
55,261,040	38,827,904	57,292,567	95,677,279	(534,227)	7,640,203
92,888,712	111,240,091	67,921,826	107,787,526	754,167	12,356,253

(21,249,374)	(59,752,144)	(3,513,679)	(8,038,053)	(564,481)	(4,836,958)
(21,249,374)	(59,752,144)	(3,513,679)	(8,038,053)	(564,481)	(4,836,958)

(8,515,655)	(27,827,153)	(11,425,274)	(14,419,750)	218,600	(2,703,524)
(8,515,655)	(27,827,153)	(11,425,274)	(14,419,750)	218,600	(2,703,524)
63,123,683	23,660,794	52,982,873	85,329,723	408,286	4,815,771

$948,793,633	$925,132,839	$320,008,045	$234,678,322	$86,906,922	$82,091,151
$1,011,917,316	$948,793,633	$372,990,918	$320,008,045	$87,315,208	$86,906,922

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Small-Company Stock Fund
	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023
Increase (Decrease) In Net Assets
Operations
Net investment income	$(110,375)	$300,554
Net realized gain (loss) on investments	2,930,107	9,554,165
Net change in unrealized appreciation (depreciation)	740,808	28,002,458
Increase (decrease) in net assets from operations	3,560,540	37,857,177
Distributions to Shareholders
Distributions to shareholders	(1,262,036)	(9,484,072)
Total Distributions to shareholders	(1,262,036)	(9,484,072)
Capital Share Transactions
Net capital share transactions	(13,992,014)	(21,709,675)
Total increase (decrease) in net assets from capital transactions	(13,992,014)	(21,709,675)
Total Increase (Decrease) In Net Assets	(11,693,510)	6,663,430
Net Assets
Beginning of period	$247,008,767	$240,345,337
End of period	$235,315,257	$247,008,767
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.02	0.04	0.01(a,b)	—(a,b,c)	(—)(a,b,c)	0.01
Net realized and unrealized gain (loss) on investments	—(c)	—(c)	—(c)	—(c)	—	—
Total from investment operations	0.02	0.04	0.01(a)	—(a,c)	—(a,c)	0.01
Distributions
Net investment income	(0.02)	(0.04)	(0.01)	—(c)	—(c)	(0.01)
Net realized gain	—	—	—	—	—	—
Total distributions	(0.02)	(0.04)	(0.01)	—(a,c)	—(a,c)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.36%(d)	4.58%	1.20%	0.01%	0.19%	1.43%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$220,937	$218,452	$204,560	$179,589	$171,783	$162,835
Ratio of net investment income to average net assets	4.76%(e)	4.48%	1.24%(a,b)	0.01%(a,b)	0.17%(a,b)	1.42%
Ratio of gross expenses before voluntary expense limitation to average net assets	0.60%(e)	0.59%	0.59%	0.70%	0.78%	0.78%
Ratio of expenses to average net assets	0.60%(e)	0.59%	0.48%(a,b)	0.04%(a,b)	0.37%(a,b)	0.78%

(a)	Effective August 14, 2009, Homestead Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017 and April 20, 2020 through May 6, 2022.
(b)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by Homestead Advisers.
(c)	Less than $0.01 per share.
(d)	Aggregate total return for the period.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Government Securities Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$4.97	$4.87	$5.21	$5.29	$5.21	$5.14
Income from investment operations
Net investment income	0.08	0.12	0.06	0.02	0.03	0.08
Net realized and unrealized gain (loss) on investments	(0.03)	0.10	(0.34)	(0.08)	0.18	0.09
Total from investment operations	0.05	0.22	(0.28)	(0.06)	0.21	0.17
Distributions
Net investment income	(0.08)	(0.12)	(0.06)	(0.02)	(0.03)	(0.08)
Net realized gain	—	—	—	—	(0.10)	(0.02)
Total distributions	(0.08)	(0.12)	(0.06)	(0.02)	(0.13)	(0.10)
Net Asset Value, End of Period	$4.94	$4.97	$4.87	$5.21	$5.29	$5.21
Total Return	0.97%(a)	4.68%	-5.41%	-1.18%	4.13%	3.36%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$56,544	$57,437	$67,671	$77,512	$89,150	$71,516
Ratio of net investment income to average net assets	3.23%(b,c)	2.51%(c)	1.16%(c)	0.32%(c)	0.58%(c)	1.52%(c)
Ratio of gross expenses before expense limitation to average net assets	0.89%(b)	0.84%	0.80%	0.79%	0.81%	0.85%
Ratio of expenses to average net assets	0.75%(b,c)	0.75%(c)	0.75%(c)	0.75%(c)	0.75%(c)	0.75%(c)
Portfolio turnover rate	269%(d)	442%(d,e)	202%(d)	155%(d)	299%(d)	237%(d)

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.75% contractual expense limitation with Homestead Advisers, in effect through April 30, 2025.
(d)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
(e)	The change in the portfolio turnover rate from 2022 to 2023, is due to an increase in trading of U.S. Treasury bonds, due to market events.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Bond Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$4.91	$4.81	$5.19	$5.32	$5.23	$5.17
Income from investment operations
Net investment income	0.09	0.16	0.08	0.02	0.05	0.10
Net realized and unrealized gain (loss) on investments	(0.03)	0.10	(0.38)	(0.08)	0.23	0.10
Total from investment operations	0.06	0.26	(0.30)	(0.06)	0.28	0.20
Distributions
Net investment income	(0.09)	(0.16)	(0.08)	(0.02)	(0.05)	(0.10)
Net realized gain	—	—	—	(0.05)	(0.14)	(0.04)
Total distributions	(0.09)	(0.16)	(0.08)	(0.07)	(0.19)	(0.14)
Net Asset Value, End of Period	$4.88	$4.91	$4.81	$5.19	$5.32	$5.23
Total Return	1.26%(a)	5.40%	-5.72%	-1.11%	5.42%	3.90%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$433,162	$447,261	$480,809	$565,306	$565,061	$548,312
Ratio of net investment income to average net assets	3.80%(b)	3.20%	1.66%	0.40%	0.92%	1.87%
Ratio of expenses to average net assets	0.77%(b)	0.76%	0.76%	0.79%	0.78%	0.79%
Portfolio turnover rate	199%(c)	395%(c)	328%(c)	355%(c)	328%(c)	276%(c)

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Intermediate Bond Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,				Period ended May 1, 2019(inception) to December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$4.61	$4.48	$5.28	$5.41	$5.13	$5.00
Income from investment operations
Net investment income	0.08	0.15	0.10	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.10)	0.13	(0.80)	(0.13)	0.36	0.17
Total from investment operations	(0.02)	0.28	(0.70)	(0.06)	0.44	0.23
Distributions
Net investment income	(0.08)	(0.15)	(0.10)	(0.07)	(0.08)	(0.06)
Net realized gain	—	—	—	—	(0.08)	(0.04)
Total distributions	(0.08)	(0.15)	(0.10)	(0.07)	(0.16)	(0.10)
Net Asset Value, End of Period	$4.51	$4.61	$4.48	$5.28	$5.41	$5.13
Total Return	-0.38%(a)	6.35%	-13.38%	-1.12%	8.70%	4.69%(a)
Ratios/Supplemental Data
Net assets, end of period (thousands)	$134,847	$128,819	$130,758	$151,336	$92,660	$23,845
Ratio of net investment income to average net assets	3.62%(b,c)	3.24%(c)	1.93%(c)	1.03%(c)	1.19%(c)	1.69%(b,c)
Ratio of gross expenses before expense limitation to average net assets	0.86%(b)	0.89%	0.87%	0.91%	1.13%	2.49%(b)
Ratio of expenses to average net assets	0.80%(b,c)	0.80%(c)	0.80%(c)	0.80%(c)	0.80%(c)	0.80%(b,c)
Portfolio turnover rate	77%(d)	189%(d)	258%(d)	249%(d)	359%(d)	395%(d)

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.80% contractual expense limitation with Homestead Advisers, in effect through April 30, 2025.
(d)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.53	$27.85	$34.82	$27.78	$23.93	$18.67
Income from investment operations
Net investment income	0.18	0.39	0.34	0.29	0.32	0.34
Net realized and unrealized gain (loss) on investments	5.01	6.77	(6.78)	7.50	3.92	5.39
Total from investment operations	5.19	7.16	(6.44)	7.79	4.24	5.73
Distributions
Net investment income	(0.04)	(0.36)	(0.34)	(0.30)	(0.31)	(0.38)
Net realized gain	(0.03)	(0.12)	(0.19)	(0.45)	(0.08)	(0.09)
Total distributions	(0.07)	(0.48)	(0.53)	(0.75)	(0.39)	(0.47)
Net Asset Value, End of Period	$39.65	$34.53	$27.85	$34.82	$27.78	$23.93
Total Return	15.03%(a)	25.73%	-18.50%	28.09%	17.80%	30.77%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$250,650	$224,027	$191,640	$241,756	$188,823	$170,951
Ratio of net investment income to average net assets	0.94%(b)	1.20%	1.12%	0.91%	1.30%	1.39%
Ratio of expenses to average net assets	0.45%(b)	0.44%	0.48%	0.50%	0.53%	0.59%
Portfolio turnover rate (c)	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Substantially all of the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. Please refer to the financial highlights in the Appendix for the portfolio turnover rate of the S&P 500 Index Master Portfolio.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$48.96	$46.29	$54.33	$47.28	$51.51	$46.64
Income from investment operations
Net investment income	0.35	0.72	0.68	0.63	0.66	0.83
Net realized and unrealized gain (loss) on investments	4.49	5.14	(3.84)	11.12	2.94	11.93
Total from investment operations	4.84	5.86	(3.16)	11.75	3.60	12.76
Distributions
Net investment income	(0.35)	(0.72)	(0.68)	(0.64)	(0.66)	(0.83)
Net realized gain	(0.78)	(2.47)	(4.20)	(4.06)	(7.17)	(7.06)
Total distributions	(1.13)	(3.19)	(4.88)	(4.70)	(7.83)	(7.89)
Net Asset Value, End of Period	$52.67	$48.96	$46.29	$54.33	$47.28	$51.51
Total Return	9.88%(a)	12.86%	-5.50%	25.07%	7.61%	27.69%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,011,917	$948,794	$925,133	$1,048,264	$928,744	$992,108
Ratio of net investment income to average net assets	1.34%(b)	1.50%	1.42%	1.14%	1.35%	1.53%
Ratio of expenses to average net assets	0.64%(b)	0.64%	0.62%	0.63%	0.65%	0.66%
Portfolio turnover rate	6%	10%	10%	9%	22%	17%

(a)	Aggregate total return for the period.
(b)	Annualized.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.98	$10.40	$16.66	$15.56	$11.78	$9.68
Income from investment operations
Net investment loss	(0.03)	(—)	—	(0.08)	(—)	(—)
Net realized and unrealized gain (loss) on investments	3.29	4.96	(5.55)	2.70	4.52	2.73
Total from investment operations	3.26	4.96	(5.55)	2.62	4.52	2.73
Distributions
Net investment income	—	—	—	—	—	—
Net realized gain	(0.17)	(0.38)	(0.71)	(1.52)	(0.74)	(0.63)
Total distributions	(0.17)	(0.38)	(0.71)	(1.52)	(0.74)	(0.63)
Net Asset Value, End of Period	$18.07	$14.98	$10.40	$16.66	$15.56	$11.78
Total Return	21.78%(a)	47.81%	-33.45%	17.13%	38.65%	28.36%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$372,991	$320,008	$234,678	$379,264	$319,660	$243,548
Ratio of net investment loss to average net assets	(0.31)%(b)	(0.28)%	(0.35)%	(0.50)%	(0.46)%	(0.14)%
Ratio of expenses to average net assets	0.84%(b)	0.84%	0.83%	0.84%	0.89%	0.93%
Portfolio turnover rate	9%	19%	23%	26%	23%	29%

(a)	Aggregate total return for the period.
(b)	Annualized.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
International Equity Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.69	$8.86	$11.52	$10.84	$8.99	$7.28
Income from investment operations
Net investment income	0.10	0.14	0.19	0.13	0.06	0.12
Net realized and unrealized gain (loss) on investments	(0.02)	1.25	(2.40)	1.07	1.86	1.69
Total from investment operations	0.08	1.39	(2.21)	1.20	1.92	1.81
Distributions
Net investment income	(0.01)	(0.15)	(0.18)	(0.12)	(0.07)	(0.10)
Net realized gain	(0.05)	(0.41)	(0.27)	(0.40)	—	—
Total distributions	(0.06)	(0.56)	(0.45)	(0.52)	(0.07)	(0.10)
Net Asset Value, End of Period	$9.71	$9.69	$8.86	$11.52	$10.84	$8.99
Total Return	0.86%(a)	15.82%	-19.13%	11.09%	21.34%	24.83%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$87,315	$86,907	$82,091	$103,285	$91,541	$78,775
Ratio of net investment income to average net assets	2.10%(b)	1.45%(c)	1.97%(c)	1.07%(c)	0.65%(c)	1.29%(c)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.15%(b)	1.14%	1.16%	1.19%	1.24%	1.30%
Ratio of expenses to average net assets	1.15%(b)	1.04%(c)	1.00%(c)	1.00%(c)	0.99%(c)	0.99%(c)
Portfolio turnover rate	7%	20%	13%	13%	15%	27%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.99% contractual expense limitation with Homestead Advisers prior to May 1, 2021 and a 1.00% contractual expense limitation with Homestead Advisers, in effect from May 1, 2021 through September 23, 2023.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Small-Company Stock Fund

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.55	$22.69	$28.72	$28.36	$26.25	$25.57
Income from investment operations
Net investment income (loss)	(0.01)	0.02	(—)	0.12	(—)	0.18
Net realized and unrealized gain (loss) on investments	0.39	3.83	(4.87)	5.53	5.70	5.42
Total from investment operations	0.38	3.85	(4.87)	5.65	5.70	5.60
Distributions
Net investment income	—	(0.02)	—(a)	(0.12)	—(a)	(0.18)
Net realized gain	(0.14)	(0.97)	(1.16)	(5.17)	(3.59)	(4.74)
Total distributions	(0.14)	(0.99)	(1.16)	(5.29)	(3.59)	(4.92)
Net Asset Value, End of Period	$25.79	$25.55	$22.69	$28.72	$28.36	$26.25
Total Return	1.48%(b)	17.09%	-16.91%	20.68%	22.08%	22.16%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$235,315	$247,009	$240,345	$314,019	$286,538	$332,450
Ratio of net investment income (loss) to average net assets	(0.09)%(c)	0.13%	0.01%	0.36%	(0.16)%	0.54%
Ratio of expenses to average net assets	1.09%(c)	1.07%	1.05%	1.06%	1.12%	1.05%
Portfolio turnover rate	7%	15%	16%	24%	18%	38%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements | (Unaudited)

1.    Organization
Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990.  Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019.  The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, and the Trust currently consists of the Intermediate Bond Fund (each individually a  "Fund" and collectively, the "Homestead Funds" or "Funds").  The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".  The Rural America Growth and Income Fund was liquidated on June 12th, 2024.
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.  All of the Funds are diversified for purposes of the Act.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2024, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2024, the Stock Index Fund’s investment constituted 0.59% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation Each Fund’s net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), ("Valuation Time").  Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV.  The Board has designated Homestead Advisers Corp. ("Adviser" or "Homestead Advisers") as the Funds' valuation designee pursuant to Rule 2a-5 under the 1940 Act effective September 8, 2022.  Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities ("Valuation Procedures").  Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of the Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser.  Homestead Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by Homestead Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads,monthly payment information or other available market information for securities of similar characteristics.  For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Fund's Adviser as the Valuation Designee. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2024 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2024 are included in the Appendix.
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$212,097,117	$ —	$212,097,117
Money Market Fund	12,824,242	—	—	12,824,242
Total	$12,824,242	$212,097,117	$ —	$224,921,359

Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$ —	$27,474,025	$ —	$27,474,025
Mortgage-Backed Securities	—	16,385,279	—	16,385,279
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	6,586,742	—	6,586,742
Corporate Bonds–Other	—	2,500,178	—	2,500,178
Asset-Backed Securities	—	2,084,827	—	2,084,827
Money Market Fund	1,245,592	—	—	1,245,592
Total	$1,245,592	$55,031,051	$ —	$56,276,643

Short-Term Bond Fund
Corporate Bonds–Other	$ —	$161,980,980	$ —	$161,980,980
U.S. Government & Agency Obligations	—	97,492,431	—	97,492,431
Asset-Backed Securities	—	57,706,126	—	57,706,126
Mortgage-Backed Securities	—	54,954,920	—	54,954,920
Yankee Bonds	—	49,373,172	—	49,373,172
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	3,190,267	—	3,190,267
Municipal Bonds	—	2,063,689	—	2,063,689
Money Market Fund	3,141,902	—	—	3,141,902
Total	$3,141,902	$426,761,585	$ —	$429,903,487

Intermediate Bond Fund
Corporate Bonds–Other	$ —	$46,104,370	$ —	$46,104,370
Mortgage-Backed Securities	—	39,662,068	—	39,662,068
U.S. Government & Agency Obligations	—	20,808,452	—	20,808,452
Asset-Backed Securities	—	13,200,245	—	13,200,245
Yankee Bonds	—	9,891,949	—	9,891,949
Municipal Bonds	—	1,669,532	—	1,669,532
Corporate Bond Guaranteed by Export-Import Bank of the United States	—	70,801	—	70,801
Money Market Fund	2,702,735	—	—	2,702,735
Total	$2,702,735	$131,407,417	$ —	$134,110,152

Value Fund
Common Stocks	$1,000,702,764	$ —	$ —	$1,000,702,764
Money Market Fund	12,698,064	—	—	12,698,064
Total	$1,013,400,828	$ —	$ —	$1,013,400,828

Growth Fund
Common Stocks	$370,857,038	$ —	$ —	$370,857,038
Money Market Fund	1,971,965	—	—	1,971,965
Total	$372,829,003	$ —	$ —	$372,829,003

International Equity Fund
Common Stocks	$19,062,692	$65,243,193	$ —	$84,305,885
Money Market Fund	2,228,376	—	—	2,228,376
Total	$21,291,068	$65,243,193	$ —	$86,534,261

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Small-Company Stock Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$232,540,559	$ —	$ —	$232,540,559
Money Market Fund	2,898,709	—	—	2,898,709
Total	$235,439,268	$ —	$ —	$235,439,268
Foreign currency The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
To-be-announced securities  The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date.  These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price.  The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.
Distributions to shareholders Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for Stock Index, Growth, International Equity, and Small-Company Stock Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid ordinary income or capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however,  the Funds have not had prior claims or losses pursuant to these contracts.
General expenses of the Trust are allocated to each fund of the Trust and general expenses of the Corporation are allocated to each fund of the Corporation, in each case based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.
Management considered events occurring between the date of this report, June 30, 2024, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, unused capital losses, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions, which are reflected as book/tax differences in the following tables.
At June 30, 2024, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Appreciation	Tax Depreciation	Net Tax Appreciation (Depreciation)
Daily Income Fund	$224,921,359	$—	$—	$—
Short-Term Gov. Securities Fund	$57,155,735	$97,824	$(976,916)	$(879,092)
Short-Term Bond Fund	$433,843,538	$1,330,800	$(5,270,851)	$(3,940,051)
Intermediate Bond Fund	$141,979,410	$398,145	$(8,267,403)	$(7,869,258)
Value Fund	$549,644,807	$474,444,145	$(10,688,124)	$463,756,021
Growth Fund	$173,614,175	$201,566,584	$(2,351,756)	$199,214,828
International Equity Fund	$67,200,837	$22,890,684	$(3,557,260)	$19,333,424
Small-Company Stock Fund	$171,001,481	$75,979,894	$(11,542,107)	$64,437,787

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2024, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$10,702,122	$5,184,870
Short-Term Bond Fund	$164,666,993	$90,909,580
Intermediate Bond Fund	$25,482,681	$14,978,911
Value Fund	$57,796,918	$82,052,299
Growth Fund	$32,196,933	$47,107,414
International Equity Fund	$6,700,733	$5,781,284
Small-Company Stock Fund	$17,470,610	$33,212,298
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2024, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$140,008,583	$147,016,032
Short-Term Bond Fund	$698,834,678	$772,252,526
Intermediate Bond Fund	$83,218,100	$83,369,803
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and Homestead Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets, at the following annualized rates:
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Management Fee
Daily Income Fund	0.40% of average daily net assets
Short-Term Gov. Securities Fund	0.45% of average daily net assets
Short-Term Bond Fund	0.60% of average daily net assets up to $500 million
0.50% of average daily net assets up to next $500 million
0.40% of average daily net assets in excess of $1 billion
Intermediate Bond Fund	0.60% of average daily net assets up to $500 million
0.50% of average daily net assets up to next $500 million
0.45% of average daily net assets in excess of $1 billion
Value Fund	0.65% of average daily net assets up to $200 million
0.50% of average daily net assets up to next $200 million
0.40% of average daily net assets in excess of $400 million
Growth Fund	0.65% of average daily net assets up to $250 million
0.60% of average daily net assets in excess of $250 million
International Equity Fund	0.75% of average daily net assets up to $300 million
0.65% of average daily net assets up to next $100 million
0.55% of average daily net assets up to next $100 million
0.50% of average daily net assets in excess of $500 million
Small-Company Stock Fund	0.85% of average daily net assets up to $200 million
0.75% of average daily net assets in excess of $200 million
Homestead Financial Services Corp., a wholly-owned, indirect subsidiary of NRECA, is the distributor and principal underwriter for Homestead Funds and does not receive any commissions or other compensation for the services it provides.
Invesco Advisers, Inc. ("Invesco") is the sub-advisor of the Daily Income Fund. T. Rowe Price Associates, Inc. (“T. Rowe”) is the sub-advisor for the Growth Fund and Harding Loevner LP (“Harding”) is the sub-advisor for the International Equity Fund. The sub-advisors select, buy, and sell securities under the supervision and oversight of Homestead Advisers and the Board of Directors. Homestead Advisers pays the sub-advisors from the fees it receives from the Funds.
Homestead Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which Homestead Advisers provides certain administrative services to the Fund. Pursuant to this agreement, Homestead Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
Homestead Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds effective May 1, 2024, with respect to each Fund, except for the International Equity Fund, for which the Expense Limitation Agreement was eliminated on September 23, 2023, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.60% of the average daily net assets of the Daily Income Fund, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds; 0.80% of the average daily net assets of the Short-Term Bond and Intermediate Bond Funds; 1.00% of the average daily net assets of the Growth Fund; 1.25% of the average daily net assets of Value Fund, and 1.50% of the average daily net assets of Small-Company Stock Fund.  The Expense Limitation Agreements were renewed for the period of May 1, 2024 through April 30, 2025.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2024 amounted to $38,660 for Short-Term Government Securities Fund and $39,919 for Intermediate Bond Fund.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Under a Deferred Compensation Plan (the “Plan”), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.
As of June 30, 2024, one shareholder of record, an omnibus account, held approximately 14% of the net assets of the Small-Company Stock Fund. No other shareholders, including omnibus accounts, held more than 10% of the outstanding shares of any of the Funds.
6.    Capital Share Transactions
As of June 30, 2024, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund; 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index  Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2024
In Dollars
Daily Income Fund	$41,188,534	$5,055,512	$46,244,046	$(43,825,473)	$2,418,573
Short-Term Government Securities Fund	$4,309,451	$884,797	$5,194,248	$(5,726,476)	$(532,228)
Short-Term Bond Fund	$14,839,470	$7,930,812	$22,770,282	$(34,685,311)	$(11,915,029)
Intermediate Bond Fund	$14,148,919	$2,369,037	$16,517,956	$(7,868,041)	$8,649,915
Stock Index Fund	$13,335,156	$421,948	$13,757,104	$(19,752,597)	$(5,995,493)
Value Fund	$26,095,243	$20,693,936	$46,789,179	$(55,304,834)	$(8,515,655)
Growth Fund	$14,387,738	$3,483,856	$17,871,594	$(29,296,868)	$(11,425,274)
International Equity Fund	$4,955,175	$535,905	$5,491,080	$(5,272,480)	$218,600
Small-Company Stock Fund	$6,343,114	$1,216,185	$7,559,299	$(21,551,313)	$(13,992,014)

In Shares
Daily Income Fund	41,188,534	5,055,512	46,244,046	(43,825,473)	2,418,573
Short-Term Government Securities Fund	872,433	179,458	1,051,891	(1,160,283)	(108,392)
Short-Term Bond Fund	3,039,375	1,625,374	4,664,749	(7,108,650)	(2,443,901)
Intermediate Bond Fund	3,132,399	524,770	3,657,169	(1,741,770)	1,915,399
Stock Index Fund	363,041	10,642	373,683	(539,860)	(166,177)
Value Fund	496,181	392,897	889,078	(1,058,220)	(169,142)
Growth Fund	865,553	192,798	1,058,351	(1,781,364)	(723,013)
International Equity Fund	515,526	55,190	570,716	(548,138)	22,578
Small-Company Stock Fund	244,615	47,157	291,772	(834,519)	(542,747)
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2023
In Dollars
Daily Income Fund	$91,436,242	$9,320,251	$100,756,493	$(86,859,683)	$13,896,810
Short-Term Government Securities Fund	$5,975,005	$1,502,446	$7,477,451	$(18,906,906)	$(11,429,455)
Short-Term Bond Fund	$25,397,875	$14,603,095	$40,000,970	$(82,446,590)	$(42,445,620)
Intermediate Bond Fund	$15,603,846	$4,120,588	$19,724,434	$(25,133,910)	$(5,409,476)
Stock Index Fund	$16,490,660	$2,995,977	$19,486,637	$(31,494,484)	$(12,007,847)
Value Fund	$30,752,049	$57,900,715	$88,652,764	$(116,479,917)	$(27,827,153)
Growth Fund	$20,008,692	$7,992,962	$28,001,654	$(42,421,404)	$(14,419,750)
International Equity Fund	$6,214,052	$4,566,888	$10,780,940	$(13,484,464)	$(2,703,524)
Small-Company Stock Fund	$8,337,296	$9,152,326	$17,489,622	$(39,199,297)	$(21,709,675)

In Shares
Daily Income Fund	91,436,242	9,320,251	100,756,493	(86,859,683)	13,896,810
Short-Term Government Securities Fund	1,218,591	306,713	1,525,304	(3,858,364)	(2,333,060)
Short-Term Bond Fund	5,246,903	3,016,096	8,262,999	(16,990,521)	(8,727,522)
Intermediate Bond Fund	3,476,272	914,760	4,391,032	(5,600,768)	(1,209,736)
Stock Index Fund	525,259	87,783	613,042	(1,006,990)	(393,948)
Value Fund	654,355	1,203,527	1,857,882	(2,465,323)	(607,441)
Growth Fund	1,530,495	543,739	2,074,234	(3,282,620)	(1,208,386)
International Equity Fund	653,261	479,816	1,133,077	(1,426,457)	(293,380)
Small-Company Stock Fund	341,892	366,088	707,980	(1,632,820)	(924,840)
7.    Principal Risks
Investing in the Funds involves risks which include, but are not limited to, those listed below.  The below risks, and other risks applicable to the Funds are further described in the Funds' Prospectus and Statement of Additional Information.
Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Debt Securities Risk--Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Debt Securities Risk--Interest Rate Risk The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the debt instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Foreign Risk A fixed-income Fund may invest in U.S. dollar-denominated debt securities of foreign issuers. These securities (also known as Yankee Bonds) may respond negatively to adverse foreign political or economic developments. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity. An equity Fund may invest in foreign equity securities. Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer. These conditions may have an impact on rating organizations’ and a Fund manager’s ability to accurately assess and monitor an issuer’s financial condition.
In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies.
Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
Investments in Small- and Mid-Sized Companies Risk Investment in smaller and medium-sized companies may involve greater risk than investment in larger, more established companies. Their common stock and other securities may trade less frequently and in limited volume. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Accordingly, the prices of such securities are generally more sensitive to purchase and sale transactions and tend to be more volatile than the prices of securities of companies with larger market capitalizations. Because of this, if a Fund wishes to sell a large quantity of a small or medium-sized company’s shares, it may have to sell at a lower price than it believes is reflective of the value of the shares, or it may have to sell in smaller quantities than desired and over a period of time. These companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success. Small company stocks, as a group, tend to go in and out of favor based on economic conditions and market sentiment, and during certain periods will perform poorly relative to other types of investments, including larger company stocks. Generally, the smaller the company size, the greater these risks become.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.
Money Market Fund Risk Although the Daily Income Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of Money market funds can fall below the $1.00 share price. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time, including during periods of market stress. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares if the Board determines it is in the best interest of the Fund, the Board has not elected to do so at this time.
Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer's potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
8.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effects of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (LIBOR) reference rates.  The new guidance allows companies to, provided the only change to existing contacts are a change to an approved benchmark rate, account for modifications as a continuance of the existing contract, without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2022 through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which extends the date from December 31, 2022 to December 31, 2024, after which time entities will no longer be able to apply for relief. Management has not elected to apply the amendments and does not expect there to be a material impact on the Funds' financial statements.
9.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
Notes to Financial Statements

Changes In and Disagreements With Accountants

There were no changes in or disagreements with accountants during the period.

Proxy Disclosures

There were no matters submitted to a vote of shareholders during the period.

Renumeration Paid to Directors, Officers, and Others

See Directors, Officers, and Board meeting expenses in the statement of operations in the financial statements.

Basis For the Board's Approval of Investment Advisory Contracts

Not applicable for this report.

Appendix
S&P 500 Index Master Portfolio

Schedule of Investments (unaudited)
June 30, 2024
S&P 500 Index Master Portfolio
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.8%
Axon Enterprise, Inc.(a)	63,918	$ 18,807,232
Boeing Co.(a)	522,491	95,098,587
General Dynamics Corp.	206,834	60,010,817
General Electric Co.	991,488	157,616,847
Howmet Aerospace, Inc.	353,998	27,480,865
Huntington Ingalls Industries, Inc.	36,396	8,965,427
L3Harris Technologies, Inc.	172,674	38,779,127
Lockheed Martin Corp.	198,883	92,898,249
Northrop Grumman Corp.	127,833	55,728,796
RTX Corp.	1,208,758	121,347,216
Textron, Inc.	176,036	15,114,451
TransDigm Group, Inc.	50,658	64,721,167
		756,568,781
Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	108,573	9,567,453
Expeditors International of Washington, Inc.	131,443	16,402,772
FedEx Corp.	208,476	62,509,444
United Parcel Service, Inc., Class B	658,897	90,170,054
		178,649,723
Automobile Components — 0.1%
Aptiv PLC(a)	256,525	18,064,490
BorgWarner, Inc.	208,912	6,735,323
		24,799,813
Automobiles — 1.4%
Ford Motor Co.	3,561,341	44,659,216
General Motors Co.	1,051,705	48,862,214
Tesla, Inc.(a)	2,524,209	499,490,477
		593,011,907
Banks — 3.2%
Bank of America Corp.	6,213,726	247,119,883
Citigroup, Inc.	1,733,751	110,023,839
Citizens Financial Group, Inc.	419,751	15,123,629
Fifth Third Bancorp	616,462	22,494,698
Huntington Bancshares, Inc.	1,317,386	17,363,148
JPMorgan Chase & Co.	2,622,646	530,456,380
KeyCorp.	858,011	12,192,336
M&T Bank Corp.	150,559	22,788,610
PNC Financial Services Group, Inc.	362,610	56,378,603
Regions Financial Corp.	833,982	16,712,999
Truist Financial Corp.	1,215,059	47,205,042
U.S. Bancorp	1,418,460	56,312,862
Wells Fargo & Co.	3,183,993	189,097,344
		1,343,269,373
Beverages — 1.3%
Brown-Forman Corp., Class B	162,610	7,023,126
Coca-Cola Co.	3,544,823	225,627,984
Constellation Brands, Inc., Class A	146,342	37,650,870
Keurig Dr. Pepper, Inc.	948,817	31,690,488
Molson Coors Beverage Co., Class B	170,893	8,686,491
Monster Beverage Corp.(a)	673,872	33,659,906
PepsiCo, Inc.	1,252,125	206,512,976
		550,851,841
Biotechnology — 1.9%
AbbVie, Inc.	1,608,430	275,877,913
Amgen, Inc.	487,393	152,285,943
Biogen, Inc.(a)	132,004	30,601,167
Security	Shares	Value
Biotechnology (continued)
Gilead Sciences, Inc.	1,135,124	$ 77,880,858
Incyte Corp.(a)(b)	169,460	10,272,665
Moderna, Inc.(a)(b)	299,709	35,590,444
Regeneron Pharmaceuticals, Inc.(a)	96,492	101,415,987
Vertex Pharmaceuticals, Inc.(a)	234,768	110,040,457
		793,965,434
Broadline Retail — 3.9%
Amazon.com, Inc.(a)	8,363,695	1,616,284,059
eBay, Inc.	469,616	25,227,772
Etsy, Inc.(a)(b)	109,329	6,448,224
		1,647,960,055
Building Products — 0.5%
A O Smith Corp.	112,403	9,192,317
Allegion PLC	80,999	9,570,032
Builders FirstSource, Inc.(a)	111,625	15,450,016
Carrier Global Corp.	758,066	47,818,803
Johnson Controls International PLC	620,854	41,268,166
Masco Corp.	199,903	13,327,533
Trane Technologies PLC	205,719	67,667,151
		204,294,018
Capital Markets — 2.8%
Ameriprise Financial, Inc.	90,779	38,779,881
Bank of New York Mellon Corp.	689,421	41,289,424
BlackRock, Inc.(c)	127,392	100,298,269
Blackstone, Inc., Class A	655,345	81,131,711
Cboe Global Markets, Inc.	95,826	16,296,170
Charles Schwab Corp.	1,355,783	99,907,649
CME Group, Inc., Class A	327,956	64,476,150
FactSet Research Systems, Inc.	34,723	14,176,359
Franklin Resources, Inc.	273,430	6,111,160
Goldman Sachs Group, Inc.	297,093	134,381,106
Intercontinental Exchange, Inc.	521,661	71,410,174
Invesco Ltd.	420,219	6,286,476
KKR & Co., Inc., Class A	607,837	63,968,766
MarketAxess Holdings, Inc.	33,948	6,807,592
Moody’s Corp.	143,375	60,350,839
Morgan Stanley	1,138,321	110,633,418
MSCI, Inc., Class A	72,053	34,711,533
Nasdaq, Inc.	343,695	20,711,061
Northern Trust Corp.	188,749	15,851,141
Raymond James Financial, Inc.	170,449	21,069,201
S&P Global, Inc.	292,746	130,564,716
State Street Corp.	278,537	20,611,738
T Rowe Price Group, Inc.	202,785	23,383,138
		1,183,207,672
Chemicals — 1.4%
Air Products and Chemicals, Inc.	202,519	52,260,028
Albemarle Corp.	108,244	10,339,467
Celanese Corp., Class A	91,309	12,316,671
CF Industries Holdings, Inc.	176,080	13,051,049
Corteva, Inc.	639,334	34,485,676
Dow, Inc.	639,799	33,941,337
DuPont de Nemours, Inc.	391,836	31,538,880
Eastman Chemical Co.	104,899	10,276,955
Ecolab, Inc.	231,192	55,023,696
FMC Corp.	114,755	6,604,150
International Flavors & Fragrances, Inc.	231,443	22,035,688
Linde PLC	441,742	193,840,807
LyondellBasell Industries NV, Class A	231,609	22,155,717
Master Portfolio Schedule of Investments
1

Schedule of Investments (unaudited)(continued)
June 30, 2024
S&P 500 Index Master Portfolio
(Percentages shown are based on Net Assets)
Security	Shares	Value
Chemicals (continued)
Mosaic Co.	294,232	$ 8,503,305
PPG Industries, Inc.	214,817	27,043,312
Sherwin-Williams Co.	214,534	64,023,382
		597,440,120
Commercial Services & Supplies — 0.6%
Cintas Corp.	78,055	54,658,794
Copart, Inc.(a)(b)	796,232	43,123,925
Republic Services, Inc.	184,902	35,933,855
Rollins, Inc.	257,783	12,577,233
Veralto Corp.	199,329	19,029,940
Waste Management, Inc.	333,910	71,236,359
		236,560,106
Communications Equipment — 0.8%
Arista Networks, Inc.(a)	229,567	80,458,642
Cisco Systems, Inc.	3,701,885	175,876,557
F5, Inc.(a)	52,708	9,077,899
Juniper Networks, Inc.	296,179	10,798,686
Motorola Solutions, Inc.	151,199	58,370,374
		334,582,158
Construction & Engineering — 0.1%
Quanta Services, Inc.	132,477	33,661,081
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	56,324	30,516,343
Vulcan Materials Co.	121,161	30,130,318
		60,646,661
Consumer Finance — 0.5%
American Express Co.	520,970	120,630,604
Capital One Financial Corp.	347,077	48,052,811
Discover Financial Services	226,040	29,568,292
Synchrony Financial	371,660	17,538,635
		215,790,342
Consumer Staples Distribution & Retail — 1.9%
Costco Wholesale Corp.	404,243	343,602,508
Dollar General Corp.	199,965	26,441,372
Dollar Tree, Inc.(a)(b)	188,775	20,155,507
Kroger Co.	602,972	30,106,392
Sysco Corp.	454,139	32,420,983
Target Corp.	420,581	62,262,811
Walgreens Boots Alliance, Inc.	653,353	7,902,304
Walmart, Inc.	3,899,735	264,051,057
		786,942,934
Containers & Packaging — 0.2%
Amcor PLC	1,307,745	12,789,746
Avery Dennison Corp.	73,429	16,055,251
Ball Corp.	286,467	17,193,749
International Paper Co.	318,187	13,729,769
Packaging Corp. of America	79,912	14,588,735
Westrock Co.	236,208	11,871,814
		86,229,064
Distributors — 0.1%
Genuine Parts Co.	127,460	17,630,267
LKQ Corp.	245,623	10,215,461
Pool Corp.	34,707	10,666,502
		38,512,230
Security	Shares	Value
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	6,513,752	$ 124,477,801
Verizon Communications, Inc.	3,830,152	157,955,468
		282,433,269
Electric Utilities — 1.5%
Alliant Energy Corp.	231,444	11,780,500
American Electric Power Co., Inc.	475,366	41,708,613
Constellation Energy Corp.	290,962	58,270,960
Duke Energy Corp.	702,392	70,400,750
Edison International	351,204	25,219,959
Entergy Corp.	194,135	20,772,445
Evergy, Inc.	211,723	11,214,967
Eversource Energy	317,272	17,992,495
Exelon Corp.	907,112	31,395,146
FirstEnergy Corp.	469,159	17,954,715
NextEra Energy, Inc.	1,869,135	132,353,450
NRG Energy, Inc.	203,628	15,854,476
PG&E Corp.	1,943,656	33,936,234
Pinnacle West Capital Corp.	100,706	7,691,924
PPL Corp.	669,795	18,519,832
Southern Co.	993,570	77,071,225
Xcel Energy, Inc.	503,213	26,876,606
		619,014,297
Electrical Equipment — 0.7%
AMETEK, Inc.	210,261	35,052,611
Eaton Corp. PLC	363,768	114,059,457
Emerson Electric Co.	520,827	57,374,302
GE Vernova, Inc.(a)	247,872	42,512,527
Generac Holdings, Inc.(a)(b)	56,265	7,439,358
Hubbell, Inc.	48,383	17,683,019
Rockwell Automation, Inc.	103,661	28,535,800
		302,657,074
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	1,092,954	73,632,311
CDW Corp.	122,355	27,387,943
Corning, Inc.	695,269	27,011,201
Jabil, Inc.(b)	116,443	12,667,834
Keysight Technologies, Inc.(a)	158,740	21,707,695
TE Connectivity Ltd.	281,902	42,406,518
Teledyne Technologies, Inc.(a)(b)	42,653	16,548,511
Trimble, Inc.(a)	226,920	12,689,366
Zebra Technologies Corp., Class A(a)	47,023	14,526,815
		248,578,194
Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A	910,431	32,019,858
Halliburton Co.	809,809	27,355,348
Schlumberger NV	1,300,377	61,351,787
		120,726,993
Entertainment — 1.2%
Electronic Arts, Inc.	221,964	30,926,244
Live Nation Entertainment, Inc.(a)	129,916	12,178,326
Netflix, Inc.(a)	394,221	266,051,868
Take-Two Interactive Software, Inc.(a)	145,261	22,586,633
Walt Disney Co.	1,671,075	165,921,037
Warner Bros Discovery, Inc., Class A(a)	2,011,470	14,965,337
		512,629,445
Financial Services — 3.8%
Berkshire Hathaway, Inc., Class B(a)	1,657,538	674,286,458
Corpay, Inc.(a)(b)	65,387	17,419,751
Fidelity National Information Services, Inc.	508,015	38,284,010
2
2024 BlackRock Semi-Annual Financial Statements

Schedule of Investments (unaudited)(continued)
June 30, 2024
S&P 500 Index Master Portfolio
(Percentages shown are based on Net Assets)
Security	Shares	Value
Financial Services (continued)
Fiserv, Inc.(a)(b)	546,778	$ 81,491,793
Global Payments, Inc.	237,218	22,938,981
Jack Henry & Associates, Inc.	66,164	10,984,547
Mastercard, Inc., Class A	751,614	331,582,032
PayPal Holdings, Inc.(a)	971,087	56,352,179
Visa, Inc., Class A	1,440,851	378,180,162
		1,611,519,913
Food Products — 0.7%
Archer-Daniels-Midland Co.	483,767	29,243,715
Bunge Global SA	133,135	14,214,824
Campbell Soup Co.	174,853	7,901,607
Conagra Brands, Inc.	438,412	12,459,669
General Mills, Inc.	525,950	33,271,597
Hershey Co.	136,999	25,184,526
Hormel Foods Corp.	266,300	8,119,487
J M Smucker Co.	97,393	10,619,733
Kellanova	236,248	13,626,785
Kraft Heinz Co.	719,998	23,198,336
Lamb Weston Holdings, Inc.	132,939	11,177,511
McCormick & Co., Inc.	228,921	16,239,656
Mondelez International, Inc., Class A	1,225,337	80,186,053
Tyson Foods, Inc., Class A	260,859	14,905,483
		300,348,982
Gas Utilities — 0.0%
Atmos Energy Corp.	137,876	16,083,235
Ground Transportation — 1.0%
CSX Corp.	1,800,284	60,219,500
JB Hunt Transport Services, Inc.	74,510	11,921,600
Norfolk Southern Corp.	205,782	44,179,338
Old Dominion Freight Line, Inc.	163,024	28,790,038
Uber Technologies, Inc.(a)	1,908,324	138,696,988
Union Pacific Corp.	555,516	125,691,050
		409,498,514
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	1,581,575	164,341,458
Align Technology, Inc.(a)	64,585	15,592,757
Baxter International, Inc.	458,852	15,348,599
Becton Dickinson & Co.	263,194	61,511,070
Boston Scientific Corp.(a)	1,334,621	102,779,163
Cooper Cos., Inc.	180,036	15,717,143
Dexcom, Inc.(a)(b)	351,210	39,820,190
Edwards Lifesciences Corp.(a)(b)	552,530	51,037,196
GE HealthCare Technologies, Inc.(a)(b)	387,700	30,209,584
Hologic, Inc.(a)(b)	222,807	16,543,420
IDEXX Laboratories, Inc.(a)(b)	75,662	36,862,526
Insulet Corp.(a)	64,213	12,958,183
Intuitive Surgical, Inc.(a)(b)	323,947	144,107,823
Medtronic PLC	1,211,334	95,344,099
ResMed, Inc.	134,656	25,775,852
Solventum Corp.(a)(b)	125,879	6,656,482
STERIS PLC	89,349	19,615,679
Stryker Corp.	308,055	104,815,714
Teleflex, Inc.	42,866	9,016,006
Zimmer Biomet Holdings, Inc.	188,925	20,504,030
		988,556,974
Health Care Providers & Services — 2.4%
Cardinal Health, Inc.	222,236	21,850,244
Cencora, Inc.	150,723	33,957,892
Centene Corp.(a)	486,923	32,282,995
Security	Shares	Value
Health Care Providers & Services (continued)
Cigna Group	259,440	$ 85,763,081
CVS Health Corp.	1,156,866	68,324,506
DaVita, Inc.(a)(b)	49,171	6,813,626
Elevance Health, Inc.	214,051	115,985,675
HCA Healthcare, Inc.	180,444	57,973,048
Henry Schein, Inc.(a)(b)	115,839	7,425,280
Humana, Inc.	111,011	41,479,260
Labcorp Holdings, Inc.	77,051	15,680,649
McKesson Corp.	119,850	69,997,194
Molina Healthcare, Inc.(a)	52,858	15,714,683
Quest Diagnostics, Inc.	99,749	13,653,643
UnitedHealth Group, Inc.	842,620	429,112,661
Universal Health Services, Inc., Class B	55,227	10,213,129
		1,026,227,566
Health Care REITs — 0.2%
Alexandria Real Estate Equities, Inc.	144,267	16,874,911
Healthpeak Properties, Inc.	637,471	12,494,432
Ventas, Inc.	365,990	18,760,647
Welltower, Inc.	546,067	56,927,485
		105,057,475
Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	632,439	11,371,253
Hotels, Restaurants & Leisure — 1.6%
Airbnb, Inc., Class A(a)	396,798	60,166,481
Caesars Entertainment, Inc.(a)(b)	195,763	7,779,622
Carnival Corp.(a)	919,370	17,210,606
Chipotle Mexican Grill, Inc.(a)	1,249,050	78,252,983
Darden Restaurants, Inc.	107,426	16,255,702
Domino’s Pizza, Inc.	32,072	16,559,736
Expedia Group, Inc.(a)	120,794	15,218,836
Hilton Worldwide Holdings, Inc.	231,525	50,518,755
Las Vegas Sands Corp.	337,660	14,941,455
Marriott International, Inc., Class A	224,748	54,337,324
McDonald’s Corp.	660,797	168,397,507
MGM Resorts International(a)	249,482	11,086,980
Norwegian Cruise Line Holdings Ltd.(a)	390,053	7,329,096
Royal Caribbean Cruises Ltd.(a)	215,152	34,301,683
Starbucks Corp.	1,029,147	80,119,094
Wynn Resorts Ltd.	86,072	7,703,444
Yum! Brands, Inc.	255,995	33,909,098
		674,088,402
Household Durables — 0.3%
D.R. Horton, Inc.	272,475	38,399,902
Garmin Ltd.	139,444	22,718,217
Lennar Corp., Class A	224,375	33,627,081
Mohawk Industries, Inc.(a)(b)	47,669	5,414,722
NVR, Inc.(a)(b)	2,925	22,196,538
PulteGroup, Inc.	194,833	21,451,113
		143,807,573
Household Products — 1.2%
Church & Dwight Co., Inc.	222,396	23,058,018
Clorox Co.	112,479	15,350,009
Colgate-Palmolive Co.	750,104	72,790,092
Kimberly-Clark Corp.	307,470	42,492,354
Procter & Gamble Co.	2,155,472	355,480,442
		509,170,915
Master Portfolio Schedule of Investments
3

Schedule of Investments (unaudited)(continued)
June 30, 2024
S&P 500 Index Master Portfolio
(Percentages shown are based on Net Assets)
Security	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	618,995	$ 10,875,742
Vistra Corp.	305,969	26,307,215
		37,182,957
Industrial Conglomerates — 0.4%
3M Co.	503,518	51,454,504
Honeywell International, Inc.	600,587	128,249,348
		179,703,852
Industrial REITs — 0.2%
Prologis, Inc.	841,751	94,537,055
Insurance — 2.0%
Aflac, Inc.	481,272	42,982,402
Allstate Corp.	239,141	38,181,252
American International Group, Inc.	606,117	44,998,126
Aon PLC, Class A	198,576	58,297,942
Arch Capital Group Ltd.(a)	337,061	34,006,084
Arthur J Gallagher & Co.	197,508	51,215,799
Assurant, Inc.	45,723	7,601,449
Brown & Brown, Inc.	214,181	19,149,923
Chubb Ltd.	369,207	94,177,322
Cincinnati Financial Corp.	142,935	16,880,624
Everest Group Ltd.	39,511	15,054,481
Globe Life, Inc.	77,281	6,358,681
Hartford Financial Services Group, Inc.	271,344	27,280,926
Loews Corp.	164,345	12,283,145
Marsh & McLennan Cos., Inc.	448,219	94,448,708
MetLife, Inc.	562,708	39,496,475
Principal Financial Group, Inc.	197,638	15,504,701
Progressive Corp.	533,217	110,754,503
Prudential Financial, Inc.	328,876	38,540,978
Travelers Cos., Inc.	207,893	42,272,963
W.R. Berkley Corp.	185,511	14,577,454
Willis Towers Watson PLC	93,413	24,487,284
		848,551,222
Interactive Media & Services — 6.6%
Alphabet, Inc., Class A	5,368,607	977,891,765
Alphabet, Inc., Class C	4,463,024	818,607,862
Match Group, Inc.(a)(b)	247,150	7,508,417
Meta Platforms, Inc., Class A	2,004,276	1,010,596,045
		2,814,604,089
IT Services — 1.3%
Accenture PLC, Class A	571,199	173,307,489
Akamai Technologies, Inc.(a)(b)	138,645	12,489,142
Booking Holdings, Inc.	30,986	122,751,039
Cognizant Technology Solutions Corp., Class A	453,987	30,871,116
EPAM Systems, Inc.(a)	52,795	9,931,267
Gartner, Inc.(a)	71,013	31,889,098
GoDaddy, Inc., Class A(a)	128,719	17,983,332
International Business Machines Corp.	833,591	144,169,563
VeriSign, Inc.(a)	79,744	14,178,483
		557,570,529
Leisure Products — 0.0%
Hasbro, Inc.	115,908	6,780,618
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	266,964	34,606,543
Bio-Rad Laboratories, Inc., Class A(a)(b)	18,560	5,068,922
Bio-Techne Corp.	143,745	10,299,329
Charles River Laboratories International, Inc.(a)	46,572	9,620,844
Danaher Corp.	599,124	149,691,131
Security	Shares	Value
Life Sciences Tools & Services (continued)
IQVIA Holdings, Inc.(a)(b)	166,452	$ 35,194,611
Mettler-Toledo International, Inc.(a)	19,453	27,187,318
Revvity, Inc.	113,906	11,944,183
Thermo Fisher Scientific, Inc.	351,990	194,650,470
Waters Corp.(a)(b)	53,696	15,578,284
West Pharmaceutical Services, Inc.	67,761	22,319,796
		516,161,431
Machinery — 1.6%
Caterpillar, Inc.	446,644	148,777,116
Cummins, Inc.	129,182	35,774,371
Deere & Co.	241,246	90,136,743
Dover Corp.	126,667	22,857,060
Fortive Corp.	318,222	23,580,250
IDEX Corp.	68,890	13,860,668
Illinois Tool Works, Inc.	247,712	58,697,836
Ingersoll Rand, Inc.	368,776	33,499,612
Nordson Corp.	49,512	11,483,813
Otis Worldwide Corp.	370,057	35,621,687
PACCAR, Inc.	476,530	49,053,998
Parker-Hannifin Corp.	116,984	59,171,677
Pentair PLC	150,590	11,545,735
Snap-on, Inc.	48,369	12,643,173
Stanley Black & Decker, Inc.	137,687	10,999,814
Westinghouse Air Brake Technologies Corp.	161,969	25,599,201
Xylem, Inc./New York	220,161	29,860,437
		673,163,191
Media — 0.5%
Charter Communications, Inc., Class A(a)	90,255	26,982,635
Comcast Corp., Class A	3,616,906	141,638,039
Fox Corp., Class A	225,462	7,749,129
Fox Corp., Class B	113,463	3,633,085
Interpublic Group of Cos., Inc.	342,111	9,952,009
News Corp., Class A	352,103	9,707,479
News Corp., Class B	99,061	2,812,342
Omnicom Group, Inc.	179,967	16,143,040
Paramount Global, Class B	428,569	4,452,832
		223,070,590
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,306,374	63,489,776
Newmont Corp.	1,042,191	43,636,537
Nucor Corp.	223,963	35,404,071
Steel Dynamics, Inc.	138,383	17,920,599
		160,450,983
Multi-Utilities — 0.6%
Ameren Corp.	241,803	17,194,611
CenterPoint Energy, Inc.	574,664	17,803,091
CMS Energy Corp.	268,243	15,968,506
Consolidated Edison, Inc.	315,250	28,189,655
Dominion Energy, Inc.	762,334	37,354,366
DTE Energy Co.	189,695	21,058,042
NiSource, Inc.	375,478	10,817,521
Public Service Enterprise Group, Inc.	449,986	33,163,968
Sempra	573,327	43,607,252
WEC Energy Group, Inc.	285,359	22,389,267
		247,546,279
Office REITs — 0.0%
Boston Properties, Inc.	129,325	7,961,247
Oil, Gas & Consumable Fuels — 3.3%
APA Corp.	273,082	8,039,534
4
2024 BlackRock Semi-Annual Financial Statements

Schedule of Investments (unaudited)(continued)
June 30, 2024
S&P 500 Index Master Portfolio
(Percentages shown are based on Net Assets)
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	1,565,330	$ 244,848,919
ConocoPhillips	1,073,268	122,760,394
Coterra Energy, Inc.	688,272	18,356,214
Devon Energy Corp.	585,780	27,765,972
Diamondback Energy, Inc.	161,242	32,279,036
EOG Resources, Inc.	531,258	66,869,444
EQT Corp.	367,959	13,607,124
Exxon Mobil Corp.	4,112,136	473,389,096
Hess Corp.	248,994	36,731,595
Kinder Morgan, Inc.	1,745,529	34,683,661
Marathon Oil Corp.	538,304	15,433,176
Marathon Petroleum Corp.	321,777	55,821,874
Occidental Petroleum Corp.	596,455	37,594,559
ONEOK, Inc.	530,712	43,279,564
Phillips 66	396,271	55,941,577
Targa Resources Corp.	203,134	26,159,596
Valero Energy Corp.	310,157	48,620,211
Williams Cos., Inc.	1,108,248	47,100,540
		1,409,282,086
Passenger Airlines — 0.1%
American Airlines Group, Inc.(a)(b)	607,371	6,881,514
Delta Air Lines, Inc.	582,275	27,623,126
Southwest Airlines Co.	541,657	15,496,807
United Airlines Holdings, Inc.(a)(b)	300,611	14,627,731
		64,629,178
Personal Care Products — 0.1%
Estee Lauder Cos., Inc., Class A	212,203	22,578,399
Kenvue, Inc.	1,746,034	31,742,898
		54,321,297
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	1,853,694	76,983,912
Catalent, Inc.(a)	166,228	9,347,000
Eli Lilly & Co.	729,111	660,122,517
Johnson & Johnson	2,193,066	320,538,527
Merck & Co., Inc.	2,308,531	285,796,138
Pfizer, Inc.	5,143,963	143,928,085
Viatris, Inc.	1,088,195	11,567,513
Zoetis, Inc., Class A	418,259	72,509,380
		1,580,793,072
Professional Services — 0.6%
Automatic Data Processing, Inc.	374,236	89,326,391
Broadridge Financial Solutions, Inc.	107,292	21,136,524
Dayforce, Inc.(a)(b)	141,926	7,039,529
Equifax, Inc.	112,328	27,235,047
Jacobs Solutions, Inc.	114,541	16,002,523
Leidos Holdings, Inc.	125,411	18,294,957
Paychex, Inc.	291,745	34,589,287
Paycom Software, Inc.	44,828	6,412,197
Verisk Analytics, Inc.	132,274	35,654,457
		255,690,912
Real Estate Management & Development(a) — 0.1%
CBRE Group, Inc., Class A(b)	274,671	24,475,933
CoStar Group, Inc.	372,321	27,603,879
		52,079,812
Residential REITs — 0.3%
AvalonBay Communities, Inc.	128,498	26,584,951
Camden Property Trust	98,667	10,765,556
Equity Residential	312,352	21,658,488
Essex Property Trust, Inc.	58,653	15,965,347
Security	Shares	Value
Residential REITs (continued)
Invitation Homes, Inc.	522,843	$ 18,764,835
Mid-America Apartment Communities, Inc.	105,550	15,052,486
UDR, Inc.	279,735	11,511,095
		120,302,758
Retail REITs — 0.3%
Federal Realty Investment Trust	66,889	6,753,782
Kimco Realty Corp.	615,032	11,968,523
Realty Income Corp.	795,263	42,005,792
Regency Centers Corp.	146,221	9,094,946
Simon Property Group, Inc.	296,911	45,071,090
		114,894,133
Semiconductors & Semiconductor Equipment — 11.9%
Advanced Micro Devices, Inc.(a)	1,472,005	238,773,931
Analog Devices, Inc.	451,717	103,108,922
Applied Materials, Inc.	758,020	178,885,140
Broadcom, Inc.	397,841	638,745,661
Enphase Energy, Inc.(a)(b)	124,399	12,403,824
First Solar, Inc.(a)	97,425	21,965,440
Intel Corp.	3,887,847	120,406,622
KLA Corp.	123,200	101,579,632
Lam Research Corp.	119,437	127,182,489
Microchip Technology, Inc.	492,864	45,097,056
Micron Technology, Inc.	1,005,677	132,276,696
Monolithic Power Systems, Inc.	43,754	35,951,787
NVIDIA Corp.	22,465,253	2,775,357,356
NXP Semiconductors NV	232,411	62,539,476
ON Semiconductor Corp.(a)	390,191	26,747,593
Qorvo, Inc.(a)(b)	87,017	10,097,453
QUALCOMM, Inc.	1,021,051	203,372,938
Skyworks Solutions, Inc.	145,968	15,557,269
Teradyne, Inc.	140,558	20,843,346
Texas Instruments, Inc.	828,374	161,143,594
		5,032,036,225
Software — 10.8%
Adobe, Inc.(a)	411,778	228,759,150
ANSYS, Inc.(a)	79,482	25,553,463
Autodesk, Inc.(a)	194,880	48,223,056
Cadence Design Systems, Inc.(a)	247,852	76,276,453
Crowdstrike Holdings, Inc., Class A(a)	210,667	80,725,488
Fair Isaac Corp.(a)	22,692	33,780,673
Fortinet, Inc.(a)	580,649	34,995,715
Gen Digital, Inc.	517,980	12,939,140
Intuit, Inc.	255,026	167,605,637
Microsoft Corp.	6,787,801	3,033,807,657
Oracle Corp.	1,452,498	205,092,718
Palo Alto Networks, Inc.(a)	295,082	100,035,749
PTC, Inc.(a)(b)	109,677	19,925,021
Roper Technologies, Inc.	97,316	54,853,136
Salesforce, Inc.	881,862	226,726,720
ServiceNow, Inc.(a)	186,758	146,916,916
Synopsys, Inc.(a)	138,949	82,682,992
Tyler Technologies, Inc.(a)(b)	37,958	19,084,523
		4,597,984,207
Specialized REITs — 0.9%
American Tower Corp.	424,683	82,549,881
Crown Castle, Inc.	395,534	38,643,672
Digital Realty Trust, Inc.	294,189	44,731,437
Equinix, Inc.	85,529	64,711,241
Extra Space Storage, Inc.	193,116	30,012,158
Iron Mountain, Inc.	264,952	23,744,998
Master Portfolio Schedule of Investments
5

Schedule of Investments (unaudited)(continued)
June 30, 2024
S&P 500 Index Master Portfolio
(Percentages shown are based on Net Assets)
Security	Shares	Value
Specialized REITs (continued)
Public Storage	144,264	$ 41,497,540
SBA Communications Corp.	98,287	19,293,738
VICI Properties, Inc.	942,473	26,992,427
Weyerhaeuser Co.	661,169	18,770,588
		390,947,680
Specialty Retail — 1.8%
AutoZone, Inc.(a)	15,928	47,212,185
Bath & Body Works, Inc.	206,353	8,058,085
Best Buy Co., Inc.	172,602	14,548,623
CarMax, Inc.(a)(b)	145,430	10,665,836
Home Depot, Inc.	906,698	312,121,719
Lowe’s Cos., Inc.	523,936	115,506,930
O’Reilly Automotive, Inc.(a)(b)	53,816	56,832,925
Ross Stores, Inc.	305,227	44,355,588
TJX Cos., Inc.	1,038,262	114,312,646
Tractor Supply Co.	98,493	26,593,110
Ulta Beauty, Inc.(a)(b)	44,285	17,088,253
		767,295,900
Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc.	13,164,099	2,772,622,532
Hewlett Packard Enterprise Co.	1,184,319	25,072,033
HP, Inc.	795,353	27,853,262
NetApp, Inc.	187,362	24,132,226
Seagate Technology Holdings PLC	179,485	18,535,416
Super Micro Computer, Inc.(a)(b)	44,332	36,323,424
Western Digital Corp.(a)	297,873	22,569,837
		2,927,108,730
Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.(a)	23,384	22,634,543
Lululemon Athletica, Inc.(a)	104,615	31,248,501
NIKE, Inc., Class B	1,108,909	83,578,471
Ralph Lauren Corp., Class A	36,888	6,457,613
Tapestry, Inc.	209,561	8,967,115
		152,886,243
Tobacco — 0.5%
Altria Group, Inc.	1,606,539	73,177,851
Philip Morris International, Inc.	1,414,311	143,312,134
		216,489,985
Trading Companies & Distributors — 0.3%
Fastenal Co.	521,312	32,759,246
Security	Shares	Value
Trading Companies & Distributors (continued)
United Rentals, Inc.	61,265	$ 39,621,913
WW Grainger, Inc.	39,920	36,017,421
		108,398,580
Water Utilities — 0.1%
American Water Works Co., Inc.	176,107	22,745,980
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	475,752	83,817,987
Total Common Stocks — 98.7% (Cost: $15,522,887,402)		41,867,702,195
Investment Companies
Capital Markets — 0.7%
iShares Core S&P 500 ETF(c)	506,022	276,910,419
Total Investment Companies — 0.7% (Cost: $210,024,147)		276,910,419
Total Long-Term Investments — 99.4% (Cost: $15,732,911,549)		42,144,612,614
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.48%(c)(d)(e)	214,791,106	214,855,544
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(c)(d)	150,948,333	150,948,333
Total Short-Term Securities — 0.8% (Cost: $365,753,557)		365,803,877
Total Investments — 100.2% (Cost: $16,098,665,106)		42,510,416,491
Liabilities in Excess of Other Assets — (0.2)%		(97,723,471)
Net Assets — 100.0%		$ 42,412,693,020

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Master Portfolio for compliance purposes.
6
2024 BlackRock Semi-Annual Financial Statements

Schedule of Investments (unaudited)(continued)
June 30, 2024
S&P 500 Index Master Portfolio

Affiliates
Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/24	Shares Held at 06/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 213,530,225	$ 1,401,844 (a)	$ —	$ (16,391)	$ (60,134)	$ 214,855,544	214,791,106	$ 253,135 (b)	$ —
BlackRock Cash Funds: Treasury, SL Agency Shares	84,851,864	66,096,469 (a)	—	—	—	150,948,333	150,948,333	3,748,757	—
BlackRock, Inc.	101,130,797	2,246,657	—	—	(3,079,185)	100,298,269	127,392	1,292,049	—
iShares Core S&P 500 ETF	229,277,684	1,366,527,758	(1,377,137,706)	27,110,694	31,131,989	276,910,419	506,022	2,395,400	—
				$ 27,094,303	$ 27,992,670	$ 743,012,565		$ 7,689,341	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	595	09/20/24	$ 164,265	$ (183,662)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ 183,662	$ —	$ —	$ —	$ 183,662

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the
Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ 17,690,608	$ —	$ —	$ —	$ 17,690,608
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ (1,250,726)	$ —	$ —	$ —	$ (1,250,726)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$149,682,975
Master Portfolio Schedule of Investments
7

Schedule of Investments (unaudited)(continued)
June 30, 2024
S&P 500 Index Master Portfolio

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$ 41,867,702,195	$ —	$ —	$ 41,867,702,195
Investment Companies	276,910,419	—	—	276,910,419
Short-Term Securities
Money Market Funds	365,803,877	—	—	365,803,877
	$42,510,416,491	$—	$—	$42,510,416,491
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (183,662)	$ —	$ —	$ (183,662)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
See notes to financial statements.
8
2024 BlackRock Semi-Annual Financial Statements

Statement of Assets and Liabilities(unaudited)
June 30, 2024

S&P 500 Index Master Portfolio
ASSETS
Investments, at value — unaffiliated(a)(b)	$ 41,767,403,926
Investments, at value — affiliated(c)	743,012,565
Cash	85,194
Cash pledged for futures contracts	7,092,000
Receivables:
Securities lending income — affiliated	45,069
Contributions from investors	89,598,426
Dividends — unaffiliated	21,023,916
Dividends — affiliated	400,538
Prepaid expenses	23,199
Total assets	42,628,684,833
LIABILITIES
Collateral on securities loaned	214,755,876
Payables:
Investment advisory fees	334,848
Trustees’ fees	65,335
Professional fees	106,866
Variation margin on futures contracts	728,888
Total liabilities	215,991,813
Commitments and contingent liabilities
NET ASSETS	$ 42,412,693,020
NET ASSETS CONSIST OF
Investors’ capital	$ 16,001,125,297
Net unrealized appreciation (depreciation)	26,411,567,723
NET ASSETS	$ 42,412,693,020
(a) Investments, at cost—unaffiliated	$15,477,051,892
(b) Securities loaned, at value	$208,733,715
(c) Investments, at cost—affiliated	$621,613,214
See notes to financial statements.
Master Portfolio Statement of Assets and Liabilities
9

Statement of Operations (unaudited)
Six Months Ended June 30, 2024

S&P 500 Index Master Portfolio
INVESTMENT INCOME
Dividends — unaffiliated	$266,598,634
Dividends — affiliated	7,436,206
Interest — unaffiliated	194,041
Securities lending income — affiliated — net	253,135
Foreign taxes withheld	(1,369,907)
Total investment income	273,112,109
EXPENSES
Investment advisory	1,961,775
Trustees	129,327
Professional	11,466
Total expenses	2,102,568
Less:
Fees waived and/or reimbursed by the Manager	(208,775)
Total expenses after fees waived and/or reimbursed	1,893,793
Net investment income	271,218,316
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,909,483)
Investments — affiliated	27,094,303
Futures contracts	17,690,608
37,875,428
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,257,066,485
Investments — affiliated	27,992,670
Futures contracts	(1,250,726)
5,283,808,429
Net realized and unrealized gain	5,321,683,857
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,592,902,173
See notes to financial statements.
10
2024 BlackRock Semi-Annual Financial Statements

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Six Months Ended 06/30/24 (unaudited)	Year Ended 12/31/23
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$271,218,316	$537,336,198
Net realized gain	37,875,428	77,031,599
Net change in unrealized appreciation (depreciation)	5,283,808,429	7,075,494,284
Net increase in net assets resulting from operations	5,592,902,173	7,689,862,081
CAPITAL TRANSACTIONS
Proceeds from contributions	4,854,444,925	7,389,545,731
Value of withdrawals	(4,061,034,726)	(8,597,872,533)
Net increase (decrease) in net assets derived from capital transactions	793,410,199	(1,208,326,802)
NET ASSETS
Total increase in net assets	6,386,312,372	6,481,535,279
Beginning of period	36,026,380,648	29,544,845,369
End of period	$42,412,693,020	$36,026,380,648
See notes to financial statements.
Master Portfolio Statements of Changes in Net Assets
11

Financial Highlights
(unaudited)

S&P 500 Index Master Portfolio
	Six Months Ended 06/30/24 (unaudited)	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	15.26%(a)	26.24%	(18.13)%	28.65%	18.42%	31.44%
Ratios to Average Net Assets(b)
Total expenses	0.01%(c)	0.01%	0.01%	0.01%	0.01%	0.03%
Total expenses after fees waived and/or reimbursed	0.01%(c)	0.01%	0.01%	0.01%	0.01%	0.02%
Net investment income	1.38%(c)	1.63%	1.60%	1.39%	1.82%	1.95%
Supplemental Data
Net assets, end of period (000)	$42,412,693	$36,026,381	$29,544,845	$34,489,286	$26,992,973	$23,207,958
Portfolio turnover rate	4%	10%	13%	6%	5%	3%

(a)	Not annualized.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.
See notes to financial statements.
12
2024 BlackRock Semi-Annual Financial Statements

Notes to Financial Statements (unaudited)

1.
ORGANIZATION
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2024, if any, are disclosed in the Statement of Assets and Liabilities.
The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager  as the valuation designee for the Master Portfolio.  The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Master Portfolio Notes to Financial Statements
13

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
14
2024 BlackRock Semi-Annual Financial Statements

Notes to Financial Statements (unaudited) (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
Barclays Bank PLC	$ 3,138,930	$ (3,138,930)	$ —	$ —
Barclays Capital, Inc.	3,603,838	(3,603,838)	—	—
BNP Paribas SA	3,278,602	(3,278,602)	—	—
BofA Securities, Inc.	9,656,683	(9,656,683)	—	—
Citadel Clearing LLC	3,098,768	(3,077,928)	—	20,840
Citigroup Global Markets, Inc.	23,281,978	(23,281,978)	—	—
Goldman Sachs & Co. LLC	32,509,330	(32,509,330)	—	—
J.P. Morgan Securities LLC	14,333,425	(14,333,425)	—	—
Jefferies LLC	303,176	(300,590)	—	2,586
Morgan Stanley	19,430,427	(19,430,427)	—	—
National Financial Services LLC	1,897,780	(1,897,780)	—	—
RBC Capital Markets LLC	17,453,632	(17,453,632)	—	—
Scotia Capital (USA), Inc.	59,259	(59,259)	—	—
SG Americas Securities LLC	339,578	(339,578)	—	—
State Street Bank & Trust Co.	1,436,184	(1,436,184)	—	—
Toronto-Dominion Bank	17,546,380	(17,546,380)	—	—
UBS AG	56,832,925	(56,832,925)	—	—
Virtu Americas LLC	532,820	(532,820)	—	—
	$ 208,733,715	$ (208,710,289)	$ —	$ 23,426

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the
Master Portfolio’s Statement of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of June 30, 2024. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the
MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal
Master Portfolio Notes to Financial Statements
15

Notes to Financial Statements (unaudited) (continued)

to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2025. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2024, the amount waived was $140,793.
Expense Waivers and Reimbursements:  The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2024, the amounts waived were $49,123.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio.  This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.  For the six months ended June 30, 2024, the Manager waived $18,859 in investment advisory fees pursuant to this arrangement.
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Master Portfolio retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock  Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2024, the Master Portfolio paid BTC $93,650 for securities lending agent services.
16
2024 BlackRock Semi-Annual Financial Statements

Notes to Financial Statements (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the period ended June 30, 2024, the Master Portfolio did not participate in the Interfund Lending Program.
Trustees and Officers:  Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.
Other Transactions:  The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2024, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
S&P 500 Index Master Portfolio	$ 372,165,753	$ 53,160,231	$ (16,871,802)
7.
 PURCHASES AND SALES
For the six months ended June 30, 2024, purchases and sales of investments, excluding short-term securities, were $2,578,285,728 and $1,500,690,025, respectively.
8.
INCOME TAX INFORMATION
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required.  It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.
As of June 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500 Index Master Portfolio	$ 15,985,955,191	$ 27,418,969,533	$ (894,691,895)	$ 26,524,277,638
9.
BANK BORROWINGS
MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.  During the six months ended June 30, 2024, the Master Portfolio did not borrow under the credit agreement.
Master Portfolio Notes to Financial Statements
17

Notes to Financial Statements (unaudited) (continued)

10.
PRINCIPAL RISKS
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Manager uses an indexing approach to try to achieve the Master Portfolio’s investment objective. The Master Portfolio is not actively managed, and the Manager generally does not attempt to take defensive positions under any market conditions, including declining markets.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.
The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
18
2024 BlackRock Semi-Annual Financial Statements

Notes to Financial Statements (unaudited) (continued)

11.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.
Master Portfolio Notes to Financial Statements
19

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Portfolio”) met on April 16, 2024 (the “April Meeting”) and May 16-17, 2024 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Master Portfolio, on behalf of S&P 500 Index Master Portfolio (the “Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Portfolio’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings throughout the year, as needed.  The committees of the Board similarly met throughout the year.  The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were:  (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Fund (the “representative feeder fund”) for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.
Prior to and in preparation for the April Meeting, the Board requested and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the Fund and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the representative feeder fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the representative feeder fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting, and such responses were reviewed by the Board Members.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with the representative feeder fund’s to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the representative feeder fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Fund.  The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board.  The Board evaluated the information available to it on a fund-by-fund basis.  The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision.  The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
20
2024 BlackRock Semi-Annual Financial Statements

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund.  Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable.  The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers.  The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the performance of the Fund and the representative feeder fund and the Fund’s investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of  the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group.  The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund.  BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund.  In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and other services.  The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.  The Board considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of the Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting.  The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the representative feeder fund’s performance as of December 31, 2023, as compared to its Performance Peers.  Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.  In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to its Performance Peers and the performance of the representative feeder fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund and the representative feeder fund, as applicable, throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies).  Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.  The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board noted that for the one-year period reported, the representative feeder fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the representative feeder fund, and that BlackRock has explained its rationale for this belief to the Board.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the representative feeder fund’s Expense Peers.  The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers.  The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition.  The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years.  The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates.  The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability
Disclosure of Investment Advisory Agreement
21

Disclosure of Investment Advisory Agreement (continued)

analysis, noting the inherent limitations in allocating costs among various advisory products.  The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.  The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Master Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the representative feeder fund’s total expense ratio each ranked in the first quartile relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for certain other fees and expenses.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, unitary fee structure, fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
Conclusion
At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Fund, for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders.  In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered.  The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
22
2024 BlackRock Semi-Annual Financial Statements

Glossary of Terms Used in this Report

Portfolio Abbreviation
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
Glossary of Terms Used in This Report
23

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This report is authorized for distribution to shareholders and others who have received a copy of the prospectus. Distributor: Homestead Financial Services Corp.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Renumeration paid to Directors, Officers, and Others is disclosed as part of the financial statements included in Item 7 of this Form N-CSR.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors implemented after the registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing date of this Form N-CSR and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: September 5, 2024

By:	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer (Principal Financial & Accounting Officer)

Date: September 5, 2024